   As filed with the Securities and Exchange Commission on December 29, 1995
                                                               File No. 811-8630
                                                       Registration No. 33-81712
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                -------------

                                  FORM N-1A

            REGITRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]


                          Pre-Effective Amendment No.                   [ ]


                        Post-Effective Amendment No. 2                  [x]


                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]


                        Post-Effective Amendment No. 2                  [x]

                            ________________________

                       MUTUAL FUND VARIABLE ANNUITY TRUST
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                              125 West 55th Street
                            New York, New York  10019
                           -------------------------
              (Address of Principal Executive Office)  (Zip Code)

      Registrant's Telephone Number, including Area Code:  (212) 426-1600

                                            Copy to:
Ann Bergin                                  Carl Frischling, Esq.
Mutual Fund Variable Annuity Trust          Kramer, Levin, et. al.
125 West 55th Street                        919 Third Avenue
New York, New York  10019                   New York, New York 10022

-----------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

         [X]     Immediately upon filing pursuant to        [ ]     on (             ) pursuant to
                 paragraph (b)                                      paragraph (b)
         [ ]     60 days after filing pursuant to           [ ]     on (             ) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1)
         [ ]     75 days after filing pursuant to           [ ]     on (          ) pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994. The Registrant filed a Rule 24f-2 Notice on October 27, 1995.


                                        This Filing Consists of _____ Pages.
                                       Exhibit Index is Located on Page ______

Mutual Fund Variable Annuity Trust


                             CROSS-REFERENCE SHEET

                 (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).

                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                           TREASURY INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO


                          Item Number
                           Form N-1A,
                             Part A                              Prospectus Caption
                           ----------                            ------------------
                             1                                   Front Cover Page

                             2(a)                                Not Applicable

                              (b)                                Not Applicable

                             3(a)                                Not Applicable

                              (b)                                Not Applicable

                              (c)                                Not Applicable

                             4(a)                                The Trust, Its Investment Objectives and Policies;
                                                                 Description of Securities and Investment Techniques

                              (c)                                Description of Securities and Investment Techniques

                             5(a)                                Management

                              (b)                                Management - The Adviser

                              (c)                                Management - The Adviser

                              (d)                                Management - The Administrator

                              (e)                                Transfer Agent and Custodian

                              (f)                                Not Applicable

                             5A                                  Not Applicable

                             6(a)                                Shareholder Voting Rights

                              (b)                                Not Applicable

                              (c)                                Not Applicable

                              (d)                                Not Applicable

                              (e)                                Shareholder Inquiries

                              (f)                                Dividends, Distributions, and Federal Income Tax

                              (g)                                Dividends, Distributions, and Federal Income Tax

                             7(a)                                Not Applicable

                              (b)                                Price of Shares

                              (c)                                Not Applicable

                              (d)                                Not Applicable

                              (e)                                Not Applicable

                             8(a)                                Not Applicable

                              (b)                                Not Applicable

Mutual Fund Variable Annuity Trust


                          Item Number
                           Form N-1A,
                             Part A                              Prospectus Caption
                           ----------                            ------------------
                              (c)                                Not Applicable
                              (d)                                Not Applicable

                             9                                   Not Applicable

Mutual Fund Variable Annuity Trust



                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                           TREASURY INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO


                          Item Number
                          Form N-1A                         Statement of Additional
                            Part B                            Information Caption
                          --------------                    -----------------------
                          10                                Front Cover Page

                          11                                Front Cover Page

                          12                                Not Applicable

                          13                                Investment Objective, Policies
                                                            and Restrictions

                          14                                Management of the Portfolios

                          15(a)                             Not Applicable

                            (b)                             Not Applicable

                            (c)                             Management of the Portfolios -
                                                            Trustees and Officers of the Trust

                          16(a)                             Management of the Portfolios - Adviser

                              (b)                           Management of the Portfolios - Adviser

                              (c)                           Management of the Portfolios -
                                                            Administrator, Sub-Administration
                                                            Agreement

                              (d)                           Management of the Portfolios -
                                                            Administrator, Sub-Administration
                                                            Agreement

                              (e)                           Not Applicable

                              (f)                           Not Applicable

                              (g)                           Not Applicable

                              (h)                           Independent Accountants

                              (i)                           Not Applicable

                          17                                Not Applicable

                          18                                General Information

                          19(a)                             Not Applicable

                              (b)                           Determination of Net Asset Value

                              (c)                           Determination of Net Asset Value

Mutual Fund Variable Annuity Trust



                          20                                Tax Matters

                          21(a)                             Not Applicable

                              (b)                           Not Applicable

                              (c)                           Not Applicable

                          22                                Performance Information

                          23                                Financial Statements

Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C of this Registration Statement.

                                   PROSPECTUS


                                                               DECEMBER 29, 1995


                       MUTUAL FUND VARIABLE ANNUITY TRUST

     Mutual Fund Variable Annuity Trust (the "Trust") is an open-end management investment company. The Trust consists of six portfolios (the "Portfolio(s)"), each of which has its own investment objectives and policies.

     Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and may be sold to fund variable life contracts issued in the future. The contracts involve fees and expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or contract values to one or more series of the Trust. Certain Portfolios may not be available in connection with a particular contract. See the applicable contract prospectus for information regarding contract fees and expenses and any restrictions or limitations.

     INTERNATIONAL EQUITY PORTFOLIO (the "International Equity Portfolio") seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of marketable equity securities of established foreign companies organized in countries other than the United States and companies participating in foreign economies with prospects for growth.

     CAPITAL GROWTH PORTFOLIO (the "Capital Growth Portfolio") seeks to provide long-term capital growth primarily through diversified holdings (i.e., at least 80% of its assets in normal circumstances) in common stocks. The Capital Growth Portfolio will invest all of its assets in the stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser (as defined below) intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Capital Growth Portfolio's investment objective of growth of capital. This investment policy involves the risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected.

     GROWTH AND INCOME PORTFOLIO (the "Growth and Income Portfolio") seeks to provide long-term capital appreciation and to provide dividend income primarily through diversified holdings (i.e., at least 80% of its assets under normal circumstances) of common stocks. The Growth and Income Portfolio will invest its assets in the stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Adviser will pursue a "contrary opinion" investment approach, selecting common stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Adviser believes are not fully reflected in the current market price. The Adviser believes that the risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held by the Growth and Income Portfolio.

     ASSET ALLOCATION PORTFOLIO (the "Asset Allocation Portfolio") seeks to provide maximum total return through a combination of long-term growth of capital and current income by investing in diversified holdings of equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. Under normal market conditions, between 35%-70% of the Asset Allocation Portfolio's total assets will be invested in common stocks and other equity investments and at least 25% of the Asset Allocation Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities and preferred stock, and government obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal and monetary policies.

     U.S. TREASURY INCOME PORTFOLIO (the "Treasury Income Portfolio") seeks to provide monthly dividends as well as to protect the value of an investors' investment (i.e., to preserve principal) by investing at least 65% of its assets in debt obligations that are backed by the "full faith and credit" of the U.S. government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. Neither the United States nor any of its agencies insures or guarantees the market value of shares of this Treasury Income Portfolio.

     MONEY MARKET PORTFOLIO (the "Money Market Portfolio") seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity through investments in U.S. dollar denominated commercial paper, obligations of foreign governments, obligations guaranteed by U.S. banks, and securities issued by the U.S. government or its agencies.

     Of course, there can be no assurance that the Portfolios will achieve their investment objectives. AN INVESTMENT IN EACH PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS IN A PORTFOLIO ARE SUBJECT TO RISK -- INCLUDING POSSIBLE LOSS OF PRINCIPAL -- AND MAY FLUCTUATE IN VALUE. Prospective investors should carefully consider the risks associated with an investment in a Portfolio. For a further discussion on the risks associated with an investment in a Portfolio, see "The Trust, Its Investment Objectives and Policies" in this Prospectus.


     This Prospectus sets forth concisely the information a prospective investor ought to know before investing in the Trust. A Statement of Additional Information dated December 29, 1995 has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference and may be obtained upon request and without charge by telephoning 1-800-90-VISTA.


     The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser"), custodian (the "Custodian") and administrator ("the Administrator") for each of the Portfolios described in this Prospectus. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY THE CHASE MANHATTAN BANK, N.A. OR ANY OTHER FINANCIAL INSTITUTION, NOR ARE THEY FDIC INSURED.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                       TOPICS                                           PAGE
-------------------------------------------------------------------------------------   ----
THE TRUST, ITS INVESTMENT OBJECTIVES AND POLICIES....................................     4
  International Equity Portfolio.....................................................     5
  Capital Growth Portfolio...........................................................     6
  Growth and Income Portfolio........................................................     7
  Asset Allocation Portfolio.........................................................     7
  U.S. Treasury Income Portfolio.....................................................     9
  Money Market Portfolio.............................................................     9
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES..................................    10
MANAGEMENT...........................................................................    14
  The Adviser........................................................................    14
  International Equity Portfolio.....................................................    14
  Capital Growth Portfolio...........................................................    15
  Growth and Income Portfolio........................................................    15
  Asset Allocation Portfolio.........................................................    15
  U.S. Treasury Income Portfolio.....................................................    15
  Money Market Portfolio.............................................................    15
  The Administrator..................................................................    16
TRANSFER AGENT AND CUSTODIAN.........................................................    18
PORTFOLIO MANAGEMENT AND TURNOVER....................................................    18
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES...........................................    19
PRICE OF SHARES......................................................................    20
PURCHASES AND REDEMPTIONS............................................................    20
SHAREHOLDER VOTING RIGHTS............................................................    20
SHAREHOLDER INQUIRIES................................................................    21
FINANCIAL INFORMATION................................................................    21

--------------------------------------------------------------------------------

               THE TRUST, ITS INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Trust, organized as a Massachusetts business trust on April 14, 1994, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by the Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company, organized under the laws of the State of California and FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company, organized under the laws of the State of New York. Variable Annuity Account Two and FS Variable Annuity Account Two are referred to as the "Accounts" and Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are referred to as the "Life Companies."

     The Trust issues six separate series of shares (the "Portfolio(s)") each of which represents a separate managed portfolio of securities with its own investment objectives. The Board of Trustees may establish additional series in the future. The current Portfolios are the Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Treasury Income Portfolio, and Money Market Portfolio. All shares of a Portfolio may be purchased or redeemed by the Account at net asset value without any sales or redemption charge. Withdrawals from the Accounts may incur fees or charges described more fully in the applicable contract prospectus.

     Each Portfolio has investment objectives and certain policies set forth herein. There can be no guarantee that any Portfolio's investment objectives will be met or that the net return on an investment in a Portfolio will exceed that which could have been obtained through other investment or savings vehicles. Investors should carefully review the investment objectives and policies of a Portfolio and consider their ability to assume the risks involved before making an investment in a Portfolio. Each Portfolio also has certain fundamental investment restrictions, which are described in the Statement of Additional Information. A Portfolio's fundamental investment restrictions may not be changed without a majority vote of shares of that Portfolio. See "Shareholder Voting Rights." Except for its fundamental investment restrictions, each Portfolio's investment objective and policies are not fundamental and may be changed without a vote of the shareholders. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial positions and needs.

     Each Portfolio's investment objectives and a summary of the policies currently followed in attempting to achieve those objectives are set forth below. Please also refer, however, to the section following, captioned "Description of Securities and Investment Techniques," for a more detailed description of the characteristics and risks associated with the types of securities in which the various Portfolios invest. Reference is also made in the following sections to ratings assigned to certain types of securities by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff & Phelps") and Thomson BankWatch, Inc., recognized independent securities ratings institutions. A description of the ratings categories assigned by S&P, Moody's, Fitch and Duff & Phelps is contained in the Statement of Additional Information.

     In addition, each Portfolio will be managed so as to satisfy current Internal Revenue Service guidelines for the adequate diversification of investments underlying variable annuity contracts. This means that, after a one-year start-up period at the end of each calendar quarter, of the value of the total assets of each Portfolio, not more than 55% will be represented by any one investment; not more than 70% will be represented by any two investments; not more than 80% will be represented by any three investments; and not more than 90% will be represented by any four investments. For these purposes, all securities of the same issuer (and all interests in the same commodity) are treated as a single investment, but each U.S. government agency is treated as a separate issuer.

INTERNATIONAL EQUITY PORTFOLIO

     The investment objective of the International Equity Portfolio is to provide its shareholders with a total return on assets from long-term growth of capital and from income principally through diversified holdings of marketable equity securities of established foreign companies organized in countries other than the United States and foreign companies or foreign subsidiaries of U.S. companies participating in foreign economies with prospects for growth.

     The International Equity Portfolio will invest its assets primarily in common stocks of established non-United States companies which have potential for growth of capital or income or both. However, there will be no requirement that the International Equity Portfolio invest exclusively in common stocks or other equity securities. The International Equity Portfolio may invest in any other type of investment grade security including, but not limited to, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers (Eurodollar securities), warrants, obligations of the United States or foreign governments and their political subdivisions, securities purchased directly or in the form of sponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities representing common stock of foreign issuers, and various derivative securities of such securities. At least 65% of the International Equity Portfolio's assets will be invested in equity securities, i.e., common stocks and securities convertible into common stocks.

     The International Equity Portfolio may establish and maintain temporary cash balances up to 100% of its value for defensive purposes or to enable it to take advantage of buying opportunities. The International Equity Portfolio's temporary cash balances may be invested in United States, as well as foreign, short-term, high quality money market instruments, including, but not limited to, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities and repurchase agreements meeting the quality standards described under "Description of Securities and Investment Techniques."

     The International Equity Portfolio will seek to diversify investments broadly among issuers in various countries and normally to have represented in the portfolio business activities of not less than three different countries other than the United States. The International Equity Portfolio may invest all or a substantial portion of its assets in one or more of such countries.

     The International Equity Portfolio may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and other currencies. The International Equity Portfolio's dealings in forward contracts will be limited to hedging, including cross-hedging, involving either specific transactions or portfolio positions. The International Equity Portfolio will not speculate in forward contracts. The International Equity Portfolio may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held by the International Equity Portfolio denominated or quoted in that particular foreign currency. In addition, the International Equity Portfolio may enter into forward contracts in order to protect against adverse changes in future foreign currency exchange rates. The International Equity Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies.

     The International Equity Portfolio may seek to increase income by lending portfolio securities. However, the value of the securities loaned will not exceed 30% of the value of the International Equity Portfolio's total assets.

     The International Equity Portfolio intends to invest in companies based in (or governments of or within) the Far East (Japan, Hong Kong, Singapore and Malaysia), Western Europe (United Kingdom, Germany, Netherlands, France, Switzerland), Australia, Canada and such other areas and countries as the Adviser may determine from time to time. However, investments may be made from time to time in companies in, or governments of, developing countries as well as developed countries.

In view of the planned integration of Hong Kong into China after 1997, there may be special risks of investing in Hong Kong issuers. However, the planned integration also calls for Hong Kong's capitalist system to remain intact for an additional 50 years after 1997.

     Investment in securities of issuers based in developing countries entails certain risks which include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interest; (iv) the absence of developed legal structures governing private or foreign investment and private property; (v) currency blockage; and (vi) withholding of dividends at the source.

     The International Equity Portfolio may enter into repurchase agreements which are instruments through which the International Equity Portfolio purchases a security from a bank or well established securities dealer with an agreement by the seller to repurchase the security at the same price, plus interest at a specified rate. The underlying securities will be limited to those which would otherwise qualify for investment by the International Equity Portfolio. See "Description of Securities and Investment Techniques".

     Shareholder approval is not required to change any of the investment policies described above or in "Description of Securities and Investment Techniques". However, in the event of a change in the International Equity Portfolio's investment objective, shareholders will be given at least 30 days' prior written notice.

     THE NET ASSET VALUE OF THE INTERNATIONAL EQUITY PORTFOLIO WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE PORTFOLIO.

CAPITAL GROWTH PORTFOLIO

     The investment objective of the Capital Growth Portfolio is to provide its shareholders with long-term capital growth. Dividend income, if any, is a consideration incidental to the Capital Growth Portfolio's objective of growth of capital. The Capital Growth Portfolio seeks to achieve its investment objective by investing primarily (i.e., at least 80% of its assets in normal circumstances) in common stocks. The Capital Growth Portfolio will invest all of its assets in the stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Capital Growth Portfolio's investment objective of growth of capital. This investment policy involves the risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected.

     THE NET ASSET VALUE OF THE CAPITAL GROWTH PORTFOLIO WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE PORTFOLIO.

     The Capital Growth Portfolio normally will be substantially fully invested and, in normal circumstances, invest at least 80% of its assets in common stocks. The Portfolio may invest up to 20% of its net assets in stock of foreign issuers. However the Capital Growth Portfolio reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt securities for temporary defensive purposes during periods which the Adviser considers to be particularly risky for investment in common stocks.

     The Capital Growth Portfolio may enter into transactions in stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities, for the purpose of hedging its portfolio. "Description of Securities and Investment Techniques" and the Statement of Additional Information contain a more complete description of the hedging instruments to be used, as well as further information concerning the investment policies and techniques of the Capital Growth Portfolio. In addition, the Statement of Additional Information includes a further discussion of the transactions in futures and option contracts to be entered into by the Capital Growth

Portfolio. Although the Capital Growth Portfolio will enter into transactions in futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

     Shareholder approval is not required to change any of the investment policies described above or in "Description of Securities and Investment Techniques". However, in the event of a change in the Capital Growth Portfolio's investment objectives, shareholders will be given at least 30 days' prior written notice.

GROWTH AND INCOME PORTFOLIO

     The primary investment objective of the Growth and Income Portfolio is long-term capital appreciation. The Growth and Income Portfolio's secondary investment objective is to provide dividend income. The Growth and Income Portfolio seeks to achieve its investment objectives by investing primarily (i.e., at least 80% of its assets under normal circumstances) in common stocks. The Growth and Income Portfolio will invest its assets in stocks of issuers (including foreign issuers) ranging from small to medium to large capitalizations. For the most part, the Adviser will pursue a "contrary opinion" investment approach, selecting commons stocks that are currently out of favor with investors in the stock market. These securities are usually characterized by a relatively low price/earnings ratio (using normalized earnings), a low ratio of market price to book value, or underlying asset values that the Adviser believes are not fully reflected in the current market price. The Adviser believes that the market risk involved in this policy will be moderated somewhat by the anticipated dividend returns on the stocks to be held.

     THE NET ASSET VALUE OF THE GROWTH AND INCOME PORTFOLIO WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE PORTFOLIO.

     The Growth and Income Portfolio normally will be substantially fully invested and, in normal circumstances, invest at least 80% of its assets in common stocks. The Portfolio may invest up to 20% of its net assets in stock of foreign issuers. However, the Growth and Income Portfolio reserves the right to invest up to 100% of its assets in cash, cash equivalents and debt securities for temporary defensive purposes during periods that the Adviser considers to be particularly risky for investment in common stocks.

     The Growth and Income Portfolio may enter into transactions in stock index futures contracts, options on stock index futures contracts, options on stock indexes and options on equity securities, for the purpose of hedging its portfolio. "Description of Securities and Investment Techniques" and the Statement of Additional Information contain a more complete description of the hedging instruments to be traded, as well as further information concerning the investment policies and techniques of the Growth and Income Portfolio. In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Growth and Income Portfolio. Although the Growth and Income Portfolio will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

     Shareholder approval is not required to change any of the investment policies described above or in "Description of Securities and Investment Techniques." However, in the event of a change in the Growth and Income Portfolio's investment objectives, shareholders will be given at least 30 days' prior written notice.

ASSET ALLOCATION PORTFOLIO

     The primary investment objective of the Asset Allocation Portfolio is to maximize total return through a combination of long-term growth of capital and current income.

     The Asset Allocation Portfolio seeks to achieve this objective through a policy of diversified investments in equity and debt securities, including common stocks, convertible securities and government and corporate fixed-income obligations. The Adviser considers both the opportunity for gain and the risk of loss in making investments, and may alter the relative percentages of assets invested in equity and fixed income senior securities from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields and interest rates and changes in fiscal monetary policies.

     Under normal market conditions, between 35%-70% of the Asset Allocation Portfolio's total assets will be invested in common stocks and other equity investments (which consists of convertible preferred stocks, convertible debt, warrants and other securities convertible into or exchangeable for common stocks). The majority of the Asset Allocation Portfolio's common stocks and other equity investments will be invested in well-known and established companies which have a market capitalization of at least $200 million and are traded on established securities markets or over-the-counter.

     In addition, at least 25% of the Asset Allocation Portfolio's assets will be invested in fixed-income senior securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock, and government obligations. The average maturity of these investments will vary from time to time depending on the Adviser's assessment of the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed income securities in the Asset Allocation Portfolio's portfolio will be between two and fifteen years under normal market conditions. Non-convertible corporate debt obligations held in the Asset Allocation Portfolio's portfolio will be rated, at the time of purchase, BBB or higher by S&P or Baa or higher by Moody's or, if unrated, determined to be comparable quality by the Adviser under criteria approved by the Board of Trustees. Bonds rated BBB by S&P or Baa by Moody's may possess speculative characteristics and may be sensitive to changes in the economy and the financial condition of issuers.

     The Asset Allocation Portfolio may also purchase obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and may invest in high quality, short-term debt securities such as commercial paper rated A-1 by S&P or P-1 by Moody's. See "Description of Securities and Investment Techniques" for more information on the Asset Allocation Portfolio's investment policies.

     THE NET ASSET VALUE FOR THE ASSET ALLOCATION PORTFOLIO WILL FLUCTUATE BASED ON THE VALUE OF THE SECURITIES IN THE PORTFOLIO.

     The Asset Allocation Portfolio normally will be substantially fully invested. However, the Asset Allocation Portfolio reserves the right to invest up to 100% of its assets in cash, cash equivalents, high quality, short-term money market instruments, and in bills, notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government for temporary defensive purposes during periods that the Adviser considers to be unsuitable for the Asset Allocation Portfolio's normal investment strategies.

     The Asset Allocation Portfolio may write covered call options on its equity securities for the purpose of hedging its portfolio. "Description of Securities and Investment Techniques" contain a more complete description of option contracts, as well as further information concerning the investment policies and techniques of the Asset Allocation Portfolio. In addition, the Statement of Additional Information includes a further discussion of option contracts to be entered into by the Asset Allocation Portfolio. Although the Asset Allocation Portfolio will enter into option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

     Shareholder approval is not required to change any of the investment policies described above or in "Description of Securities and Investment Techniques." However, in the event of change in the Asset Allocation Portfolio's investment objective, shareholders will be given at least 30 days' prior written notice.

TREASURY INCOME PORTFOLIO

     The investment objective of the Treasury Income Portfolio is to provide its shareholders with monthly dividends as well as to protect the value of its shareholders' investment (i.e., to preserve principal).

     The Treasury Income Portfolio seeks to achieve its investment objective by investing at least 65% of its assets in debt obligations that are backed by the "full faith and credit" of the U.S. government as well as by using futures contracts on fixed income securities or indexes of fixed income securities and options on such futures contracts for the purpose of protecting (i.e., "hedging") the value of its portfolio. Neither the United States nor any of its agencies insures or guarantees the market value of shares of the Treasury Income Portfolio.

     The debt obligations in which the Treasury Income Portfolio's assets will be invested include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, such as U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years);
(2) obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); and (3) securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof. For a description of such obligations, see "Description of Securities and Investment Techniques".

     Although there is no credit risk involved in the purchase of debt obligations that are backed by the "full faith and credit" of the U.S. government, shares of the Treasury Income Portfolio are neither insured nor guaranteed by the U.S. government or its agencies or instrumentalities. MOREOVER, THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE TREASURY INCOME PORTFOLIO, WHICH INVESTS IN FIXED INCOME SECURITIES, CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO CAN BE EXPECTED TO DECLINE.

     The Treasury Income Portfolio may invest in repurchase agreements, "when-issued" securities and futures contracts. For a description of these types of investments, and further information regarding the investment policies and techniques of the Portfolio, see "Description of Securities and Investment Techniques". In addition, the Statement of Additional Information includes a further discussion of futures and option contracts to be entered into by the Treasury Income Portfolio. Although the Treasury Income Portfolio will enter into futures and option contracts for hedging purposes only, the use of such instruments does involve transaction costs and certain risks, which are discussed in the Statement of Additional Information.

     Shareholder approval is not required to change any of the investment policies discussed above or in "Description of Securities and Investment Techniques".

MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with high stability and liquidity of capital.

     The Money Market Portfolio seeks to achieve its investment objective by investing in (i) U.S. dollar-denominated high quality commercial paper and other short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. dollar-dominated obligations of foreign governments and supranational agencies (e.g. the International Bank for Reconstruction and Development); (iii) U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets as reported in recognized financial publications, or such other U.S. or foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria; (iv) securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof; and

(v) repurchase agreements related to these securities. The securities in which the Money Market Portfolio invests, described in greater detail under "Description of Securities and Investment Techniques" will be of high quality and present minimal credit risks. There can be no assurance that the Money Market Portfolio will achieve its investment objective or that it will be able to maintain the $1.00 net asset value per share.

     It is anticipated that, in normal circumstances, the Money Market Portfolio's assets will include securities of issuers in at least three countries, including the United States. However, all of the Money Market Portfolio's investments will be in U.S. dollar-denominated securities with remaining maturities of 397 days or less. Securities in which the Money Market Portfolio will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. Certain instruments issued or guaranteed by issuers, including the U.S. government or agencies thereof, which have a variable rate of interest readjusted no less frequently than annually are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The dollar weighted average maturity of the Money Market Portfolio will be 90 days or less.

     Shareholder approval is not required to change any of the investment policies discussed above or in "Description of Securities and Investment Techniques".

--------------------------------------------------------------------------------

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

     Each Fund, other than the Money Market Portfolio, may invest its assets in derivative and related instruments subject only to each Fund's investment objective and policies and the requirement that, to avoid leveraging the Fund, the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset.

     The value of some derivative or similar instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and -- like other investments of the Fund -- the ability to the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. A FUND MIGHT NOT EMPLOY ANY OR ALL OF THE INSTRUMENTS DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

     To the extent permitted by the investment objectives and policies of each Fund, and as described more fully in the Fund's Statement of Additional Information, a Fund may:

          - purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments);

          - enter into futures contracts and options on futures contracts;

          - employ forward currency and interest-rate contracts;

          - purchase and sell mortgage-backed securities; and

          - purchase and sell structured products.

RISK FACTORS

     As explained more fully in the Statement of Additional Information, there are a number of risks associated with the use of derivatives and related instruments, including:

          - THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE PORTFOLIO ASSETS BEING HEDGED. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies.

          - THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Fund may have been in a better position had it not entered into such strategy.

          - HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.

          - STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO A FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

          - THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL EXIST AT A TIME WHEN A FUND SEEKS TO CLOSE OUT AN OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

          - ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, "PROGRAM TRADING," AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.

          - IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS, FORWARD CONTRACTS, FOREIGN EXCHANGES OR FOREIGN BOARDS OF TRADE, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, a Fund may experience a loss.

          - IN TRANSACTIONS INVOLVING CURRENCIES, THE VALUE OF THE CURRENCY UNDERLYING AN INSTRUMENT MAY FLUCTUATE DUE TO MANY FACTORS, INCLUDING ECONOMIC CONDITIONS, INTEREST RATES, GOVERNMENTAL POLICIES AND MARKET FORCES.

     REPURCHASE AGREEMENTS. The Portfolios may, when appropriate, enter into repurchase agreements (a purchase of and simultaneous commitment to resell a security at an agreed-upon price and date which is usually not more than seven days from the date of purchase) only with member banks of the Federal Reserve System and security dealers believed creditworthy and only if fully collateralized by U.S. government obligations or other securities in which a Portfolio is permitted to invest. In the event the seller fails to pay the agreed-to sum on the agreed-upon delivery date, the underlying security could be sold by a Portfolio, but the Portfolio might incur a loss in doing so, and in certain cases may not be permitted to sell the security. As an operating policy, a Portfolio, through its custodian bank, takes constructive possession of the collateral underlying repurchase agreements. Additionally, procedures have been established for the Portfolios to monitor, on a daily basis, the market value of the collateral underlying all repurchase agreements to ensure that the collateral is at least 100% of the value of the repurchase agreements. Not more than 10% of the total assets of a Portfolio will be invested in securities which are subject to legal or contractual restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days.

     SECURITIES LENDING. Although the Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, and Treasury Income Portfolio would not intend to engage in such activity in the ordinary course of business, such Portfolios are permitted to lend securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Portfolio's total assets. In connection with such loans, the Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio and Treasury Income Portfolio will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned. A Portfolio may increase its income through the investment of such collateral. Each Portfolio will continue to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, and Treasury Income Portfolio might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with a Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

     WHEN-ISSUED OR FORWARD DELIVERY PURCHASES. The Treasury Income Portfolio and the Money Market Portfolio may purchase new issues of securities in which they are permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis, which means that the securities will be delivered at a future date beyond the customary settlement time. Although there is no limit as to the amount of the commitments which may be made by a Portfolio to purchase securities on a "when-issued" or "forward delivery" basis, it is expected that under normal circumstances not more than 30% of a Portfolio's total assets will be committed to such purchases. A Portfolio does not pay for such obligations or start earning interest on them until the contractual settlement date. Although commitments to purchase "when-issued" or "forward delivery" securities will only be made with the intention of actually acquiring them, these securities may be sold before the settlement date if deemed advisable by the Adviser.

     While it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis can involve more risk than other types of purchases. For example, when the time comes to pay for a "when-issued" or "forward delivery" security, the Treasury Income Portfolio's and the Money Market Portfolio's portfolio securities may have to be sold in order to meet payment obligations. Also, if it is necessary to sell the "when-issued" or "forward delivery" security before delivery, a Portfolio may incur a loss because of market fluctuations since the time that the commitment to purchase the "when-issued" or "forward delivery" security was made.

     U.S. GOVERNMENT SECURITIES. For purposes of the International Equity Portfolio, U.S. government securities include (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount limited to a specific line of credit from the U.S. Treasury,
(c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. The International Equity Portfolio may also invest in any other security or agreement collateralized or otherwise secured by U.S. government securities. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government.

     Certain U.S. government securities purchased by the International Equity Portfolio and Treasury Income Portfolio, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by Federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of Federal National Mortgage Association or Federal Home Loan Mortgage Corporation.

     If GNMA securities are purchased by a Portfolio at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss to the Portfolio of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value. However, the Portfolios do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

     HIGH QUALITY DEBT SECURITIES. The International Equity Portfolio seeks to minimize investment risk by limiting its portfolio investments in debt securities to high quality debt securities. Accordingly, that portion of the International Equity Portfolio's investment in debt securities consists only of:
(i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities, or by supranational entities, all of which are rated AAA or AA by S&P or Aaa or Aa by Moody's ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating, or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certificates of deposit and bankers acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A1 or A2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch or Duff 1 or Duff 2 by Duff and Phelps or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's or determined by the Adviser to be of high quality.

     CERTAIN INVESTMENT POLICIES. The Portfolios will not invest in illiquid securities if immediately after such investment more than 15% of a Portfolio's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) private placements other than Rule 144A securities (Rule 144A securities may not, however, be as liquid as similar securities registered under the Securities Act of 1933 if, for example, qualified Rule 144A purchasers are not interested in purchasing particular Rule 144A securities from a Portfolio), (b) other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (c) options purchased by a Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, except with respect to such transactions entered into with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, and (d) repurchase agreements not terminable within seven days.

     NON-U.S. SECURITIES. Investing in securities issued by foreign corporations and governments involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations and the U.S. government. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or other countries) or changed circumstances in dealing between countries. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

     The International Equity Portfolio, Growth and Income Portfolio and Capital Growth Portfolio may invest in securities denominated in the ECU, which is a "basket" consisting of specified amounts of currencies of certain member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated securities.

     The International Equity Portfolio, Growth and Income Portfolio and Capital Growth Portfolio may invest in securities issued by supranational organizations such as: the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     The International Equity Portfolio may invest its assets in securities of foreign issuers in the form of sponsored ADRs, EDRs, or other similar securities representing securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form are designed for use in European securities markets.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

     The Trust's Board of Trustees is responsible for the overall supervision of the operations of the Trust and performs various duties imposed on trustees of investment companies by the Investment Company Act of 1940, as amended (the "1940 Act").

THE ADVISER

     The Chase Manhattan Bank, N.A. (the "Adviser") manages the assets of each Portfolio pursuant to an Investment Advisory Agreement dated August 23, 1994. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for each Portfolio.

     International Equity Portfolio. Joe DeSantis, Vice President of the Adviser, is responsible for the day-to-day management of the International Equity Portfolio. Mr. DeSantis joined Chase in 1990 with responsibility for research and compilation of international equity recommendations, among other things. Mr. DeSantis was formerly a director at Strategic Research International, Inc., and

Institutional Research Services, Carl Marks & Company; a founding partner and director of Strategic Research International, Inc.; and a credit analyst at Moody's Municipal Research Department.

     For its services under the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.80% of the Portfolio's average daily net assets. The fees paid to the Adviser or an affiliate thereof are higher than the fees paid by most other investment companies; however, the Board of Trustees believes that these fees are comparable to those of other investment companies with similar investment objectives. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

     Capital Growth Portfolio. Dave Klassen, Vice President of the Adviser, is responsible for the day-to-day management of the Capital Growth Portfolio. Mr. Klassen joined Chase in March 1992 and, in addition to managing the Capital Growth Portfolio, is responsible for managing or co-managing several pooled equity funds including the Vista Capital Growth Fund. Prior to joining Chase, Mr. Klassen was a vice president and portfolio manager at Dean Witter Reynolds, responsible for managing several mutual funds and other accounts. For its services under the Investment Advisory Agreement, the Adviser receives an annual fee computed daily and paid monthly based at an annual rate equal to 0.60% of the Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

     Growth and Income Portfolio. Dave Klassen and Greg Adams, Vice Presidents of the Advisor, co-manage the Growth and Income Portfolio. Mr. Klassen, Head of U.S. Equity Funds Management and Research for Chase, is also primarily responsible for the day-to-day management of the Capital Growth Portfolio, as well as several pooled equity funds. Mr. Klassen joined Chase in March of 1992. Prior to that he spent 11 years at Dean Witter Reynolds as Vice President and Portfolio Manager, responsible for a number of mutual funds and other accounts. Mr. Adams, Director of U.S. Equity Research for Chase, is also responsible for managing the Vista Equity Fund, the Vista Equity Income Fund, and co-managing the Vista Balanced Fund, as well as managing a number of Chase's pooled equity funds. Mr. Adams joined Chase in 1987 and has been responsible for overseeing the proprietary computer model program used in the U.S. equity selection process. For its services under the Investment Advisory Agreement, the Adviser will receive an annual fee computed daily and paid monthly based at an annual rate equal to 0.60% of the Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

     Asset Allocation Portfolio. Greg Adams and Alex Powers, Vice Presidents of the Adviser, are responsible for the day-to-day management of the Asset Allocation Portfolio. Mr. Adams has been with Chase since 1987 and oversees the equity trading for the Portfolio. He also co-manages several pooled funds including the Vista Balanced Fund and Vista Equity Fund. Mr. Powers joined Chase in 1988, and is responsible for the fixed income trading for the Portfolio. Mr. Powers also manages the portfolio of the Chase Vista U.S. Government Securities Fund, as well as individual and institutional accounts. For its services under the Investment Advisory Agreement, the Adviser receives an annual fee computed daily and paid monthly based at an annual rate equal to 0.55% of the Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

     Treasury Income Portfolio. Alex Powers, Vice President of the Adviser, is responsible for the day-to-day management of the Treasury Income Portfolio. Mr. Powers joined Chase in 1988, and is part of a team responsible for fixed income strategy, research and trading within Chase. Mr. Powers also manages the portfolio of the Chase Vista U.S. Government Securities Fund, as well as individual and institutional accounts. For its services under the Investment Advisory Agreement, the Adviser receives an annual fee computed daily and paid monthly based at an annual rate equal to 0.50% of the Portfolio's average daily net assets. The Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Advisory Agreement.

     Money Market Portfolio. Subject to such policies as the Board of Trustees may determine, the Adviser makes investment decisions for the Money Market Portfolio. For its services under the

Investment Advisory Agreement, the Adviser receives an annual fee computed daily and paid monthly based at an annual rate equal to 0.25% of the Portfolio's average daily net assets. However, the Adviser may, from time to time, voluntarily waive all or a portion of its fees payable under the Investment Advisory Agreement.

     The Adviser, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, NY 10081. The Adviser, including its predecessor organizations, has over 100 years of money management experience and renders investment advisory services to others. Also included among the Adviser's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


     In August 1995, The Chase Manhattan Corporation and Chemical Banking Corporation announced that they had entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which The Chase Manhattan Corporation will merge with Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation". Subsequent to the Holding Company Merger, The Chase Manhattan Bank, N.A. (the "Adviser"), will be merged with and into Chemical Bank, a New York banking corporation (the "Bank Merger"). Both the Holding Company Merger and Bank Merger are subject to certain conditions, including certain regulatory approvals.



     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current advisory agreement (the "Current Agreement") between each Fund and the Adviser provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger and the Bank Merger may be deemed to result in an assignment of each Current Agreement and, consequently, to terminate each Current Agreement in accordance with its terms. After the Holding Company Merger, the Adviser (or the successor thereto) will continue rendering services to the Funds under anticipated exemptive relief from the Securities and Exchange Commission and advisory services will not be impaired thereby. Shareholder approval of new advisory agreements will be solicited in the first quarter of 1996.


     CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by affiliates of the Distributor. The Adviser will not invest the Portfolios' assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by the Portfolios. The Adviser has informed the Portfolios that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of the Adviser, including the division that performs services for the Portfolios as Custodian, or in the possession of any affiliate of the Adviser.

THE ADMINISTRATOR

     Pursuant to an Administration Agreement, dated as of August 23, 1994 (the "Administration Agreements"), Chase serves as administrator of the Trust. The Administrator provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents; preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations excluding those of the securities laws of the various states; preparing financial statements; arranging for the maintenance of books and records; and providing office facilities necessary to carry out the duties thereunder. The Administrator receives from each Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of each Portfolio's average daily net assets. The Administrator may, from time to time, voluntarily waive all or a portion of its fees payable to it under the Administration Agreement. The Administrator shall not have any responsibility or authority for the Portfolio's investments, the determination of investment policy, or for any matter pertaining to the distribution of shares of a Portfolio.

     GLASS-STEAGALL ACT. Chase has received the opinion of its legal counsel that it may provide the services described in the Investment Advisory and the Administration Agreements, as described above, and the Custodian Agreement with the Trust, as described below, without violating the federal banking law commonly known as the Glass-Steagall Act. The Act generally bars banks from publicly underwriting or distributing certain securities.

     The U.S. Supreme Court in its 1981 decision in Board of Governors of the Federal Reserve System v. Investment Company Institute determined that, consistent with the requirements of the Act, a bank may serve as an investment adviser to a registered, closed-end investment company. Other decisions of banking regulators have supported the position that a bank may act as investment adviser to a registered, open-end investment company. Based on the advice of its counsel, the Adviser believes that the Court's decision and other decisions of federal banking regulators permit it to serve as investment adviser to a registered, open-end investment company.

     Regarding the performance of custodial activities, the staff of the Office of the Comptroller of the Currency, which supervises national banks, has issued opinion letters stating that national banks may engage in custodial activities. Therefore, the Adviser and the Administrator believe, based on advice of counsel, that they may serve as Custodian to the Trust and render the services described below and as set forth in the Custodian Agreement, as an appropriate, incidental national banking function and as a proper adjunct to their serving as investment adviser and administrator to each Portfolio.

     Industry practice and regulatory decisions also support a bank's authority to act as administrator for a registered investment company. Chase, on the advice of its counsel believes that it may render the services described in its Administration Agreement without violating the Glass-Steagall Act or other applicable banking laws.

     Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent the Adviser from continuing to perform investment advisory, custodial or other administrative services for each Portfolio. If that occurred, the Board of Trustees promptly would seek to obtain for each Portfolio the services of another qualified adviser, custodian or administrator, as necessary. Although no assurances can be given, the Trust believes that, if necessary, the transfer to a new adviser, custodian or administrator could be accomplished without undue disruption to the operations of the Portfolios.

     Pursuant to a Sub-Administration Agreement, dated August 23, 1994 (the "Sub-Administration Agreement"), provides that Vista Broker-Dealer Services, Inc. ("VBDS") will provide certain sub-administration services, including providing officers clerical staff and office space. VBDS will receive a fee for sub-administration from each Portfolio at an annual rate equal to 0.15% of each Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year.

--------------------------------------------------------------------------------

                          TRANSFER AGENT AND CUSTODIAN
--------------------------------------------------------------------------------

     State Street Bank and Trust Company ("State Street") acts as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Trust. For its services as Transfer Agent, State Street receives such compensation as is from time to time agreed upon by the Trust and State Street. State Street's address is 1 Heritage Drive, Quincy, MA 02171. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Portfolio for which Chase receives compensation as is from time to time agreed upon by the Trust and the Custodian. The Custodian's responsibilities include safeguarding and controlling the cash and securities of each Portfolio, handling the receipt and delivery of securities, determining income and collecting interest on each Portfolio's investments, maintaining books of original entry for the portfolio accounting and other required books and accounts, and calculating the daily net asset value of shares of each Portfolio. The Custodian may contract with other entities to perform certain services. In addition, Portfolio securities and cash may be held by sub-custodian banks under certain arrangements. The internal division of Chase which serves as Custodian does not determine the investment policies of the Portfolios or decide which securities will be bought or sold on behalf of each Portfolio or otherwise have access to or share material inside information with the internal division that performs advisory services for each Portfolio.

--------------------------------------------------------------------------------

                       PORTFOLIO MANAGEMENT AND TURNOVER
--------------------------------------------------------------------------------

     It is intended that each Portfolio will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing each Portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. However, the portfolio turnover rate of a Portfolio is not expected to exceed an annual rate of 100%. For a description of the strategies that may be used by the Adviser in managing each Portfolio, which may include adjusting the average maturity of a Portfolio in anticipation of a change in interest rates, see "Investment Objectives, Policies and Restrictions -- Investment Policies: Portfolio Management" in the Statement of Additional Information.

     Generally, the primary consideration in placing securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Since money market instruments are generally purchased in principal transactions, the Money Market Portfolio generally pays no brokerage commissions. For a complete discussion of securities transactions and brokerage allocation, see "Investment Objectives, Policies and Restrictions -- Investment
Policies: Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

     EFFECT OF RULE 2A-7 ON PORTFOLIO MANAGEMENT. The management of the Money Market Portfolio is intended to comply with the provisions of Rule 2a-7 under the 1940 Act (the "Rule") under which, if a fund meets certain conditions, it may use the "amortized cost" method of valuing its securities. Under the Rule, the maturity of an instrument is generally considered to be its stated maturity (or in the case of an instrument called for redemption, the date on which the redemption payment must be made), with special exceptions for certain kinds of instruments. Repurchase agreements and securities loan agreements are, in general, treated as having a maturity equal to the period remaining until they can be executed.

     In accordance with the provisions of the Rule, the Money Market Portfolio must: (i) maintain a dollar weighted average portfolio maturity (see above) not in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are denominated in U.S. dollars, which the Board of Trustees determines present minimal credit risks, and which are of "high quality" as determined by at least two major rating services; or, in the case of any instrument that is split-rated or not rated, of comparable quality as determined by the Board; and (iii) not purchase any instruments with a remaining maturity (see above) of more than 397 days. The Rule also contains special provisions as to the maturity of variable rate and floating rate instruments.

--------------------------------------------------------------------------------

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
--------------------------------------------------------------------------------

     THE PORTFOLIOS. Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), concerning the diversification of assets, distribution of income, and sources of income. When a Portfolio qualifies as a regulated investment company and all of its taxable income is distributed in accordance with the timing requirements imposed by the Code, the Portfolio will not be subject to Federal income tax. If, however, for any taxable year a Portfolio does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the Accounts), and the receipt of such distributions will be taxable to the extent that the distributing Portfolio has current and accumulated earnings and profits.


     Each Portfolio of the Trust is also subject to asset diversification regulations prescribed by the U.S. Treasury Department under the Code. These regulations generally provide that, as of the end of each calendar quarter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts for tax purposes.


     PORTFOLIO DISTRIBUTIONS. It is the policy of each Portfolio to distribute to its shareholders substantially all of its ordinary income and net long-term capital gains realized during each fiscal year. All distributions are reinvested in shares of a Portfolio at net asset value unless the transfer agent is instructed otherwise. Distributions by each Portfolio are taxable, if at all, to the Accounts, and not to contract or policy holders. The Accounts will include distributions in its taxable income in the year in which they are received (whether paid in cash or reinvested).

     SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the contract or policy holders.

     SUMMARY. The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that policies or contracts qualify as life insurance policies or annuities, respectively, under the Code. If either of the foregoing requirements are not met then the contract or policy holders will be treated as recognizing income prior to actual receipt of monies under the contracts or policies. The foregoing discussion is for general information only; a more detailed discussion of Federal income tax considerations is contained in the Statement of Additional Information. In addition, contract or policy holders must consult the prospectuses of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

--------------------------------------------------------------------------------

                                PRICE OF SHARES
--------------------------------------------------------------------------------

     Shares of each Portfolio of the Trust are sold at the net asset value per share calculated once daily at the close of regular trading (currently 4:00 p.m., Eastern time; however, options are normally valued at 4:15 p.m., Eastern time) on each day the New York Stock Exchange is open. The current value of each Portfolio's total assets, less liabilities, is divided by the total number of shares outstanding, and the result is the net asset value per share. Assets are generally valued at their market value, where available, except that short-term securities with 60 days or less to maturity are valued on an amortized cost basis. For a complete description of the procedures involved in valuing various Portfolio assets, see the Statement of Additional Information.

--------------------------------------------------------------------------------

                           PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

     Shares of the Trust currently are offered only to the Variable Annuity Account II, a separate account of Anchor National Life Insurance Company and FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance Company (the "Life Companies"). At present, Trust shares are used as the investment vehicle for annuity contracts only. Shares of the Trust may be offered to separate accounts of other life insurance companies which are affiliates of the Life Companies.

     All shares of each Portfolio may be purchased or redeemed by the Accounts without any sales or redemption charge at the next computed net asset value. Purchases and redemptions are made subsequent to corresponding purchases and redemptions of units of the Accounts without delay. Withdrawals from the Accounts will incur fees or charges described more fully in the applicable contract prospectus.

     Except in extraordinary circumstances and as permissible under the 1940 Act, the redemption proceeds are paid on or before the seventh day following the request for redemption.

--------------------------------------------------------------------------------

                           SHAREHOLDER VOTING RIGHTS
--------------------------------------------------------------------------------

     All shares of the Trust have equal voting rights and may be voted in the election of trustees and on other matters submitted to the vote of the shareholders. Shareholders' meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders' meetings for the purpose of electing trustees unless and until such time as fewer than a majority of the trustees holding office have been elected by shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. The trustees must call a meeting of shareholders for the purpose of voting upon the removal of any trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees, provided that immediately after the appointment of any successor trustee, at least two-thirds of the trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of trustees can elect all the trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.

     The Life Companies are the legal owners of the shares and as such have the right to vote elect the trustees, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of an investment company and to vote upon any other matter that may be voted upon at a shareholders' meeting. However, in accordance with their view of present applicable law, the Life Companies will vote the share of the Trust at special meetings of the Shareholders of the Trust in accordance with instructions received from owners.

     In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though:
(1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.

     Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

--------------------------------------------------------------------------------

                             SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

     Shareholder inquiries should be directed to Anchor National Life Insurance Company, Service Center, P.O. Box 100330, Pasadena, California 91189-0001. For New York State residents, contact First SunAmerica Life Insurance Company, 733 3rd Avenue - 4th Fl, New York, New York, 10017. All telephone inquiries may be made to (800) 90-VISTA.

--------------------------------------------------------------------------------

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     Further financial information can be found in the Statement of Additional Information, which is available by calling (800) 90-VISTA.

                      STATEMENT OF ADDITIONAL INFORMATION

                       MUTUAL FUND VARIABLE ANNUITY TRUST
                125 WEST 55TH STREET, NEW YORK, NEW YORK  10019


                 THIS IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectus for Mutual Fund Variable Annuity Trust which is referred to herein.

                 Capitalized terms used herein but not defined have the same meanings assigned to them in the Prospectus.


                        _______________________________


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED DECEMBER 29, 1995, CALL OR WRITE THE TRUST AT:

                     Anchor National Life Insurance Company
                                 Service Center
                                P.O. Box 100330
                            Pasadena, CA  91189-0001

                    For New York State residents, write to:
                    First SunAmerica Life Insurance Company
                           733 3rd Avenue - 4th Floor
                              New York, NY  10017

             All telephone inquiries may be made to (800) 90-VISTA
                         ______________________________


                           DATED:  DECEMBER 29, 1995


                               TABLE OF CONTENTS

                                                                                                                  Page
                                                                                                                  ----
THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   22
TAX MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
MANAGEMENT OF THE PORTFOLIOS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
APPENDIX A - DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1
FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  B-1

                                   THE TRUST

                 The Mutual Fund Variable Annuity Trust (the "Trust"), organized as a Massachusetts business trust on April 14, 1994, is an open-end management investment company. The Trust is comprised of six separate portfolios (the "Portfolios"). Shares of the Trust are issued and redeemed only for certain annuity contracts issued by the Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company, organized under the laws of the State of California, and FS Variable
Annuity Account Two, a separate account of First SunAmerica Life Insurance Company, organized under the laws of the State of New York. Variable Annuity Account Two and FS Variable Annuity Account Two are referred to as the "Accounts" and Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are referred to as the "Life Companies."

                 The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Portfolios. The Chase Manhattan Bank, N.A. ("Chase") is the investment adviser (the "Adviser") for each Portfolio. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Portfolios. The Adviser continuously manages the investments of the Portfolios in accordance with the investment objective and policies of each Portfolio. The selection of investments for each Portfolio and the way in which they are managed depend on the conditions and trends in the economy and the financial marketplaces. Occasionally, communications to shareholders may contain the views of the investment adviser as to current market, economic trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Portfolio.


               INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVE

                 INTERNATIONAL EQUITY PORTFOLIO (the "International Equity Portfolio") seeks to provide a total return on assets from long-term growth of capital and income principally derived through diversified holdings of marketable securities of established foreign companies organized in countries other than the United States, and companies participating in foreign economies with prospects for growth.

                 CAPITAL GROWTH PORTFOLIO (the "Capital Growth Portfolio") aggressively seeks long-term capital growth, through a broad portfolio (at least 80%) in common stocks of issuers (including foreign issuers) with small to medium capitalizations. The Adviser intends to utilize both quantitative and fundamental research to identify undervalued stocks with a catalyst for positive change. Dividend income, if any, is a consideration incidental to the Portfolio s investment objective of growth of capital. This investment policy involves risks that the issues identified by the Adviser will not appreciate or appreciate as significantly as projected. As indicated in the Prospectus, this Portfolio is intended for investors who understand and are willing to accept the potential risks associated with the Portfolio's investment objective.

                 GROWTH AND INCOME PORTFOLIO (the "Growth and Income Portfolio") seeks long-term capital appreciation, with dividend income as a secondary objective, through investments primarily in common stocks.

                 ASSET ALLOCATION PORTFOLIO (the "Asset Allocation Portfolio") seeks maximum total return through a combination of long-term growth of capital and current income.

                 U.S. TREASURY INCOME PORTFOLIO (the "Treasury Income Portfolio") seeks to provide monthly dividends by investing at least 65% of its assets in obligations backed by the full faith and credit of the U.S. government. The Portfolio may also invest in obligations issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities thereof.

                 MONEY MARKET PORTFOLIO (the "Money Market Portfolio") seeks to provide maximum current income consistent with the preservation of capital and maintenance of liquidity, through investments in (i) U.S. Dollar denominated high quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other
U.S. or foreign commercial banks which are judged by the Portfolio's investment adviser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. government or by agencies and instrumentalities thereof; and (v) repurchase agreements.

                 The Money Market Portfolio is a diversified series of the Trust. The International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio, Asset Allocation Portfolio (collectively, the "Equity Portfolios") and Treasury Income Portfolio are non-diversified series of the Trust.

INVESTMENT POLICIES

                 The Prospectus sets forth the various investment policies applicable to each Portfolio. For descriptions of the ratings of bonds and commercial paper (and short-term obligations permitted as investments) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("Standard & Poor's"), Fitch Investors Service, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff") and Thomson BankWatch, Inc. ("TBW"), see Appendix A.

                 The following information supplements and should be read in conjunction with the sections of the Prospectus entitled "The Trust, its Investment Objectives and Policies" and "Description of Securities and Investment Techniques."

                 U.S. GOVERNMENT SECURITIES -- As indicated in the Prospectus, the Portfolios, including the Equity Portfolios that invest primarily in common stocks, may also maintain cash reserves and invest in a variety of short-term debt securities, including obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, which have remaining maturities not exceeding one year. Agencies and instrumentalities that issue or guarantee debt securities and have been established or sponsored by the U.S. government include the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association. Certain of these securities may not be backed by the full faith and credit of the U.S. government.

                 BANK OBLIGATIONS -- Investments by the Equity Portfolios, in short-term debt securities as described above also include investments in obligations (including certificates of deposit and bankers' acceptances) of those U.S. banks which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank
Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation.

                 A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date.

                 COMMERCIAL PAPER -- Investments by the Equity Portfolios, in short-term debt securities also include investments in commercial paper, which represents short-term, unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The commercial paper purchased for the above-referenced Portfolios will consist of direct obligations of domestic issuers which, at the time of investment, are (i) rated "P-1" by Moody's or "A-1" or better by Standard & Poor's, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "Aa" or better by Moody's or "AA" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in Chase's opinion, of an investment quality comparable to rated commercial paper in which the above-referenced Portfolios may invest. The rating "P-1" is the highest commercial paper rating assigned by Moody's and the ratings "A-1" and "A-1+" are the highest commercial paper ratings assigned by Standard & Poor's. Debt securities rated "Aa" or better by Moody's or "AA" or better by Standard & Poor's are generally regarded as high-grade obligations and such ratings indicate that the ability to pay principal and interest is very strong.

                 ZERO COUPON, PAYMENT IN KIND AND STRIPPED GOVERNMENT OBLIGATIONS -- The International Equity Portfolio may invest in zero coupon bonds, deferred interest bonds, bonds on which the interest is payable in kind ("PIK bonds") and U.S. Treasury bonds or notes and their unmatured interest coupons which have been separated or stripped. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations. Stripped obligations are created when the holder of U.S. Treasury bonds or notes, typically a custodian bank or investment brokerage firm, strips their unmatured interest coupons and resells each component separately. Stripped interest coupons have been marketed in custodial receipt programs under such names as "TIGRS" and "CATS." The underlying bonds and notes are sold and either held in book-entry form at a Federal

Reserve Bank or, in the case of bearer securities, in trust on behalf of the owners thereof. The International Equity Portfolio may invest up to 5% of its total assets in stripped obligations.

                 REPURCHASE AGREEMENTS -- Each Portfolio may, when appropriate, enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by U.S. government obligations or other securities in which such Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period.
A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. A Portfolio will not be invested in a repurchase agreement maturing in more than seven days if any such investment together with securities subject to restrictions on transfer held by such Portfolio exceed 10% of its total net assets. (See paragraph 5 under "Investment Restrictions" below.) Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

                 WHEN-ISSUED OR FORWARD DELIVERY PURCHASES -- As described in the Prospectus, each Portfolio (other than the Equity Portfolios) may purchase new issues of securities in which it is permitted to invest on a "when-issued" or, with respect to existing issues, on a "forward delivery" basis. In order to invest a Portfolio's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same-day settlement and earnings (and, with respect to the Treasury Income Portfolio, that are backed by the full faith and credit of the U.S. government) will normally be purchased. When a commitment to purchase a security on a "when-issued" or "forward delivery" basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments to purchase "when-issued" or "forward delivery" securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Portfolio.

                Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a "when-issued" or "forward delivery" basis may involve more risk than other types of purchases. Securities purchased on a "when-issued" or "forward delivery" basis and the securities held in the respective Portfolio's are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a "when-issued" or "forward delivery" basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the "when-issued" or "forward delivery" securities, the respective Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

                 To the extent a Portfolio engages in "when-issued" or "forward delivery" transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

                 VARIABLE RATE SECURITIES AND PARTICIPATION CERTIFICATES -- The variable rate demand instruments that may be purchased by the Money Market Portfolio provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The variable rate demand instruments in which the Money Market Portfolio may invest are payable on demand on not more than seven calendar days' notice.

                 The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The above Portfolio will decide which variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

                 The variable rate securities in which the above-referenced Portfolio may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in variable rate securities owned by such institutions or affiliated organizations. A participation certificate gives the Portfolio an undivided interest in the variable rate security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security and provides the demand feature described below. Each participation certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the participation certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The Portfolio will exercise the demand feature only (i) upon a default under the terms of the offering documentation of the security, (ii) as needed to provide liquidity to the Portfolio in order to make redemptions of Portfolio shares, or (iii) to maintain a high quality investment portfolio.
The institutions issuing the participation certificates will retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participation certificates were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Portfolio will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Portfolio retains the option to purchase insurance if necessary. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate securities held by the above-referenced Portfolio, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although these instruments may be sold by the Portfolio, it is intended that they be held until maturity, except under the circumstances stated above. No Portfolio will invest more than 5% of its total assets (taken at the greater of cost or market value) in participation certificates.

                 Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates"* charged by banks. While the value of the underlying variable rate securities may change with changes in interest rates generally, the variable rate nature of the underlying variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Portfolios may contain variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

                 The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

                 ILLIQUID SECURITIES -- Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are





__________________________________

*    The  "prime  rate"  is  generally  the  rate  charged  by  a  bank to  its
     most creditworthy  customers for  short-term loans.   The prime rate  of a
     particular bank may differ from other banks and will be the  rate
     announced by each bank on a particular day.   Changes in the prime rate
     may occur with great frequency and generally become effective on the date announced.

purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                 In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

                 Each Portfolio may invest up to 5% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to each Portfolio's overall 15% limitation on illiquid securities or the Money Market Portfolio s overall 10% limitation on illiquid securities.

                 The Securities and Exchange Commission has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

                 The Board of Trustees of the Portfolios, which has the ultimate responsibility for determinations as to liquidity of portfolio securities, has adopted guidelines and procedures for determining the liquidity of Rule 144A securities and monitoring the Adviser's implementation thereof.

                 PORTFOLIO MANAGEMENT -- It is intended that the Treasury Income Portfolio will be fully managed by buying and selling securities, as well as holding securities to maturity. In managing this Portfolio, the Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

                 (1) shortening the average maturity of a portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

                 (2) lengthening the average maturity of a portfolio in anticipation of a decline in interest rates so as to maximize the Treasury Income Portfolio's appreciation of principal;

                 (3) selling one type of debt security (e.g., revenue bonds) or U.S. government obligation (e.g., Treasury bonds), as the case may be, and buying another (e.g., general obligation bonds or GNMA direct pass-through certificates, respectively, as the case may be) when disparities arise in the relative values of each; and

                 (4) changing from one debt security or U.S. government obligation, as the case may be, to an essentially similar debt security or U.S. government obligation when their respective yields are distorted due to market factors.

                 These strategies may result in increases or decreases in current income available for distribution to its shareholders and in the holding by the Portfolio of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectation of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Portfolio's income, net asset value per share and potential capital gain may be decreased, or its potential capital loss may be increased.

                 LOANS OF PORTFOLIO SECURITIES -- Certain securities dealers who make "short sales" or who wish to obtain particular securities for short periods may seek to borrow them from institutional investors such as the Portfolios. Each Portfolio reserves the right to seek to increase its income by lending its portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Securities and Exchange Commission, such loans may be made only to member firms of the New York Stock Exchange, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Under a loan, a Portfolio has the right to call a loan and obtain the securities loaned at any time on five days' notice.

                 During the existence of a loan, a Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives compensation based on investment of the collateral. A Portfolio does not, however, have the right to vote any securities having voting rights during the existence of the loan, but can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

                 As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral if the borrower of the securities experiences financial difficulty. However, the loans will be made only to dealers deemed by a Portfolio to be of good standing, and when, in the judgment of the Portfolio, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. In the event a Portfolio makes securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Portfolio's total assets.

                 NON-DIVERSIFICATION -- Each Portfolio, other than the
Money Market Portfolio, is a "non-diversified" investment company. However, each Portfolio is subject to diversification requirements under federal tax laws. At present, these requirements do not permit more than 25% of the value of a Portfolio's total assets to be invested in securities (other than various securities issued or guaranteed by the

United States or its agencies or instrumentalities) of any one issuer, at the close of any calendar quarter. Since a relatively high percentage of the assets of each Portfolio may be invested in the Equity Portfolio will invest in securities with issuers located in at least five different foreign countries at all times with no country representing more than 20% of the Portfolio's assets. An additional 15% of the Portfolio's assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany. This policy is not deemed a fundamental policy and therefore may be changed without shareholder approval.

ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

INTRODUCTION

                 As explained more fully below, several of the Vista Funds (the Funds ) employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a derivative instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

                 Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

                 Each Fund, other than the Money Market Portfolio may invest its assets in derivative and related instruments subject only to the Fund s investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

                 The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. THE FUNDS MIGHT NOT EMPLOY ANY OR ALL OF THE STRATEGIES DESCRIBED HEREIN, AND NO ASSURANCE CAN BE GIVEN THAT ANY STRATEGY USED WILL SUCCEED.

                 Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds current prospectuses as well as provide useful information to prospective investors.

DERIVATIVE AND RELATED INSTRUMENTS

                 To the extent permitted by the investment objectives and policies of each Fund, and as described more fully below, a Fund may:


                 o purchase, write and exercise call and put options on securities, securities indexes and foreign currencies (including using options in combination with securities, other options or derivative instruments);

                 o enter into futures contracts and options on futures contracts;

                 o    employ forward currency and interest-rate contracts;

                 o purchase and sell mortgage-backed and asset-backed securities; and

                 o    purchase and sell structured products.

RISK FACTORS

                 As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments:

                 o THERE CAN BE NO GUARANTEE THAT THERE WILL BE A CORRELATION BETWEEN PRICE MOVEMENTS IN A HEDGING VEHICLE AND IN THE PORTFOLIO ASSETS BEING HEDGED. As incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of cross-hedges between currencies.

                 o THE ADVISER MAY INCORRECTLY FORECAST INTEREST RATES, MARKET VALUES OR OTHER ECONOMIC FACTORS IN UTILIZING A DERIVATIVES STRATEGY. In such a case, the Fund may have been in a better position had it not entered into such strategy.

                 o HEDGING STRATEGIES, WHILE REDUCING RISK OF LOSS, CAN ALSO REDUCE THE OPPORTUNITY FOR GAIN. In other words, hedging usually limits both potential losses as well as potential gains.

                 o STRATEGIES NOT INVOLVING HEDGING MAY INCREASE THE RISK TO A FUND. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

                 o    THERE CAN BE NO ASSURANCE THAT A LIQUID MARKET WILL
                      EXIST AT A TIME WHEN A FUND SEEKS TO CLOSE OUT AN
                      OPTION, FUTURES CONTRACT OR OTHER DERIVATIVE OR RELATED POSITION. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position.

                 o ACTIVITIES OF LARGE TRADERS IN THE FUTURES AND SECURITIES MARKETS INVOLVING ARBITRAGE, PROGRAM TRADING, AND OTHER INVESTMENT STRATEGIES MAY CAUSE PRICE DISTORTIONS IN THESE MARKETS.

                 o IN CERTAIN INSTANCES, PARTICULARLY THOSE INVOLVING OVER-THE-COUNTER TRANSACTIONS, FORWARD CONTRACTS, FOREIGN EXCHANGES OR FOREIGN BOARDS OF TRADE, THERE IS A GREATER POTENTIAL THAT A COUNTERPARTY OR BROKER MAY DEFAULT OR
                      BE UNABLE TO PERFORM ON ITS COMMITMENTS. In the event of such a default, a Fund may experience a loss.

                 o    IN TRANSACTIONS INVOLVING CURRENCIES, THE VALUE OF
                      THE CURRENCY UNDERLYING AN INSTRUMENT MAY FLUCTUATE
                      DUE TO MANY FACTORS, INCLUDING ECONOMIC CONDITIONS, INTEREST RATES, GOVERNMENTAL POLICIES AND MARKET FORCES.

SPECIFIC USES AND STRATEGIES

                 Set forth below are explanations of the Funds use of various strategies involving derivatives and related instruments.

                 OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT INSTRUMENTS. The Funds may PURCHASE, SELL or EXERCISE call and put options on:

                 o    securities;

                 o    securities indexes;

                 o    currencies; or

                 o    debt instruments.

                 Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

                 One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

                 In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

                 If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or , in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

                 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell:

                 o    interest-rate futures contracts;

                 o    stock index futures contracts;

                 o    foreign currency futures contracts;

                 o    futures contracts on specified instruments; and

                 o    options on these futures contracts (futures options).

                 The futures contracts and futures options may be based on various securities in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor) and other financial instruments and indices.

                 These instruments may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

                 When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

                 Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options or futures contracts which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

                 FORWARD CONTRACTS. Funds may use foreign currency and interest-rate forward contracts for various purposes as described below.

                 Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective.
All Funds that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund locks in the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as cross-hedges.

                 A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund s investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

                A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

                 MORTGAGE-BACKED SECURITIES. The Funds may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal
Home Loan Mortgage Corporation or the Veterans Administration.
Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. ALTHOUGH PROVIDING THE POTENTIAL FOR ENHANCED RETURNS, MORTGAGE-BACKED SECURITIES CAN ALSO BE VOLATILE AND RESULT IN UNANTICIPATED LOSSES.

                 The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. THE ACTUAL YIELD OF A MORTGAGE-BACKED SECURITY MAY BE ADVERSELY AFFECTED BY THE PREPAYMENT OF MORTGAGES INCLUDED IN THE MORTGAGE POOL UNDERLYING THE SECURITY.

                The Funds may also invest in securities representing interests in collateralized mortgage obligations (CMOs), real estate mortgage investment conduits (REMICs) and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, semi-annually.
CMOs are collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams.

                 CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal because of the sequential payments.

                 REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

                 STRUCTURED PRODUCTS. The Funds may purchase interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations, thereby creating structured products. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions. THE EXTENT OF THE PAYMENTS MADE WITH RESPECT TO STRUCTURED PRODUCTS IS DEPENDENT ON THE EXTENT OF THE CASH FLOW ON THE UNDERLYING INSTRUMENTS.

                 The Fund may also invest in other types of structured products, including among others, spread trades and notes linked by a formula (e.g., a multiple) to the price of an underlying instrument or currency.
A spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

                 INVESTMENTS IN STRUCTURED PRODUCTS GENERALLY ARE SUBJECT TO GREATER VOLATILITY THAN AN INVESTMENT DIRECTLY IN THE UNDERLYING MARKET OR SECURITY. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS

                Regulations of the CFTC require that the Portfolios enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pools" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of securities held in a portfolio, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Portfolio, and accrued profits on such positions. In addition, a Portfolio may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Portfolio's total assets.

                 When a Portfolio purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                 The Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                 In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Portfolio not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Trust's Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                Shareholder approval is not required to change any of the investment policies discussed above, except as otherwise noted herein and in the Prospectus.

INVESTMENT RESTRICTIONS

                The Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

                 Each Portfolio may not:

                 (1) borrow money or pledge, mortgage or hypothecate its assets, except that, as a temporary measure for extraordinary or emergency purposes (with respect to all of the Portfolios) it may borrow in an amount not to exceed 1/3 of the current value of its net assets including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed by a Portfolio only from banks and only to accommodate requests for the repurchase of shares of the Portfolio while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to a Portfolio's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; no Portfolio will purchase investment securities if its outstanding borrowing, including repurchase agreements, exceeds 5% of the value of the Portfolio's total assets; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" hereafter, provided, however that for liquidity and cash management, the Money Market Portfolio may enter into reverse repurchase agreements to the extent permitted by the 1940 Act and other applicable regulations;

                 (2) purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to a Portfolio's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions;

                 (3) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

                 (4) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) with respect to the Growth and Income Portfolio and the Capital Growth Portfolio only, the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) with respect to all of the Portfolios, the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. government securities or (iii) with respect to a Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures;

                 (5) knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 15% of the Portfolio's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days);

                 (6) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than (i) with respect to a Portfolio's permissible futures and options transactions or (ii) with respect to the Growth and Income Portfolio, the Capital Growth Portfolio, and International Equity Portfolio only, forward purchases and sales of foreign currencies or securities (each Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of its ownership of securities);

                 (7) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Portfolio or, with respect to the Money Market Portfolio only, purchase any voting securities;

                 (8) make short sales of securities or maintain a short position; except that all Portfolios other than the Money Market Portfolio, may only make such short sales of securities or maintain a short position if when a short position is open such Portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options);

                 (9) concentrate its investments in any particular industry, except that, with respect to a Portfolio's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction, and except that the Money Market Portfolio may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; or

                 (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to a Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

                 Each Portfolio is not permitted to make loans to other persons, except (i) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of the Portfolio's total assets will be invested in repurchase agreements maturing in more than seven days, or (iii) by purchasing, subject to the limitation in paragraph 5 above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

                 The Asset Allocation Portfolio may not purchase the securities of other investment companies except as part of a merger, consolidation or other acquisition involving such Portfolio.

                 The Treasury Income Portfolio has also adopted a fundamental policy which provides that at least 65% of its assets will be invested in obligations that are backed by the full faith and credit of the U.S. government or in repurchase agreements fully collateralized by U.S. government obligations, except that up to 5% of the Portfolio's assets may be invested in futures contracts (and related options thereon) based on U.S. government obligations, including any index of government obligations that may be available for trading. The Treasury Income Portfolio may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities which are backed by the full faith and credit of the U.S. Treasury, as well as securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities thereof.

                 In addition, the Portfolios that are permitted to enter into repurchase agreements have adopted the following operating policy with respect to such activity, which is not fundamental and which may be changed without shareholder approval. Such Portfolios may enter into repurchase agreements (a purchase of and a simultaneous commitment to resell a security at an agreed-upon price on an agreed-upon date) only with member banks of the Federal Reserve System and securities dealers believed creditworthy and only if fully collateralized by U.S. government obligations or other securities in which such Portfolios are permitted to invest. If the vendor of a repurchase agreement fails to pay the sum agreed to on the agreed-upon delivery date, a Portfolio would have the right to sell the securities constituting the collateral; however, the Portfolio might thereby incur a loss and in certain cases may not be permitted to sell such securities. Moreover, as noted above in paragraph 5, a Portfolio that is permitted to invest in repurchase agreements may not, as a matter of fundamental policy, invest more than 10% (15% with respect to the Asset Allocation Portfolio) of its total assets in repurchase agreements maturing in more than seven days.

                 The Portfolios have no current intention of engaging in the following activities in the foreseeable future: (i) writing, purchasing or selling puts, calls or combinations thereof with respect to U.S. government securities; (ii) making short sales of securities or maintaining a short position; or other than with respect to the Equity Portfolios, (iii) purchasing voting securities of any issuer.

                 OTHER RESTRICTIONS: In order to comply with certain federal and state statutes and regulatory policies, as a matter of operating policy, each Portfolio will not: (i) sell any security which it does not own unless by virtue of its ownership of other securities the Portfolio has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (ii) invest for the purpose of exercising control or management, (iii) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of plan of merger or consolidation; provided, however, that the securities of any registered investment company will not be purchased on behalf of the Portfolio if such purchase at the time thereof would cause more than 5% or 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer or the securities of registered investment companies, respectively, or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio; and provided, further, that securities issued by any open-end investment company shall not be purchased on behalf of the Portfolio, (iv) invest more than 15% of the Portfolio's, or 10% in the case of the Money Market Portfolio, total assets (taken at the greater of cost or market value) in securities that are not readily marketable, (v) as to 50% of a Portfolio's total assets, except that with respect to Money Market Portfolio as to 100% of such Portfolio's total assets, purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% (5% for Money Market Portfolio) of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (vi) invest more than 5% of the Portfolio's assets in companies which, including predecessors, have a record of less than three years continuous operation, (vii) invest in warrants valued at the lower of cost or market, in excess of 5% of the value of the Portfolio's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (viii) purchase or retain in the Portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust's or Portfolio Board of Trustees without shareholder approval.

                 PERCENTAGE AND RATING RESTRICTIONS: If a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security of a Portfolio will not be considered a violation of policy.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

                 Specific decisions to purchase or sell securities for the Portfolios that invest in equity and debt securities are made by a portfolio manager who is an employee of the Adviser to such Portfolios and who is appointed and supervised by senior officers of such Adviser. Changes in the Portfolios' investments are reviewed by the Board of Trustees. The portfolio managers may serve other clients of the Adviser in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Portfolio generally would pay no brokerage commissions.

                 The frequency of a Portfolio's, other than the Money Market Portfolio's, portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains (see "Tax Matters" in the Prospectus), the Adviser will weigh the added costs of short-term investment against anticipated gains.

                 The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the Adviser.

                 Under the Portfolios' Investment Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Portfolios in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Portfolios or to its clients. Not all of such services are useful or of value in advising the Portfolios.

                 The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

                 Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolios and the Adviser's other clients as part of providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

                 Broker-dealers may be willing to furnish statistical research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions.

                 The Adviser's investment management personnel will attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser may be unable to quantify the amount of commissions which are paid as a result of such Research because a substantial number of transactions are effected through brokers which provide Research but which are selected principally because of their execution capabilities.

                 The management fees that the Portfolios pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios may exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services may be useful and of value to the Adviser in serving one or more of the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients may be useful to the Adviser in carrying out its obligations to a Portfolio. While such services are not expected to reduce the expenses of the Adviser, the Adviser may, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

                 In certain instances, there may be securities that are suitable for one or more of the Portfolios as well as one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will generally produce better executions for the Portfolios.

                 No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser acting either as principal or as broker.

                            PERFORMANCE INFORMATION

TOTAL RATE OF RETURN

                 A Portfolio's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

YIELD QUOTATIONS

                 Any current "yield" quotation of the Shares of a Portfolio, other than the Money Market Portfolio, consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Portfolio's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

                 Any current "yield" of the Shares of a Money Market
Portfolio which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one Share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Shares of the Money Market Portfolio so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

                 Because of the changes and deduction imposed by the Accounts the total rate of return and yield realized by owners in the subdivisions of the Accounts will be lower than the total rate of return and yield for the corresponding Portfolio, the Trust.

                        DETERMINATION OF NET ASSET VALUE

                 Each Portfolio determines its net asset value per Share each day (2:00 p.m., Eastern time for the Money Market Portfolio, and as of the regular close of the Exchange, or 4:15 p.m., Eastern time for the Portfolio holding options, in the case of the Treasury Income Portfolio or Equity Portfolio) during which the New York Stock Exchange is open for trading (a "Portfolio Business Day"), by dividing the value of its net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of its shares outstanding at the time the determination is made. (As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents'
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving
Day and Christmas.) Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order. (See "Purchases and Redemptions of Shares" in the Prospectus.)

                 The Money Market Portfolio's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter accruing interest and accreting discounts at a constant rate to maturity less the amortization of any premium. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of the Money
Market Portfolio at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of the Money Market Portfolio's to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money
Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than one year, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Board of Trustees to present minimal credit risks and will comply with certain reporting and record-keeping procedures. The Money Market Portfolio has also established procedures to ensure that their portfolio securities meet their high quality criteria. (See "Investment Objectives, Policies and Restrictions -- Investment Policies" above.)

                 Equity securities in a Portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.
Short- Term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

                 Interest income on long-term obligations in a Portfolio is determined on the basis of interest accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                 Subject to compliance with applicable regulations, each Portfolio has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
                                  TAX MATTERS

                 The following is only a summary of certain additional tax considerations generally affecting each Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

                 The holders of the variable insurance or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable insurance and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the Accounts are treated as the owners of the Portfolio shares. See "Qualifications of Segregated Asset Accounts." The summary describes tax consequences to the owner of the Portfolio shares, (i.e. the Accounts) and the Portfolio itself. It does not describe the tax consequences to a holder of a life insurance contract or annuity contract as a result of the ownership of such policies or contracts. Contract or policy holders must consult the prospectuses of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

Qualification as a Regulated Investment Company

                 Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

                 In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short
Gain Test, a Portfolio may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Portfolio from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by a Portfolio at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income attributable to realized market appreciation will be treated as such income.

                 In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held such obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Portfolio elects otherwise), will generally be treated as ordinary income or loss.

                 In general, for purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (as defined) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. (However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above.) In addition, the Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

                 Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by a Portfolio will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Portfolio may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

                 Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during the year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to
Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts. Deemed gains from constructive sales of Section 1256 contracts under Code Section 1256 will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.

                 Each Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Portfolio will each year have ordinary income and long-term capital gain equal to its respective pro rata share of the PFIC's ordinary earnings and net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earning or capital gain from the PFIC. If the Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Portfolio upon a sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of the underlying PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Portfolio's gross income for such year as ordinary income
(and the distribution of such portion by the Portfolio to the Accounts will be treated as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates applicable to underpayments of tax for such period, and
(4) the distribution by the Portfolio to the Accounts of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be treated as the distribution of an ordinary income dividend.

                 Under proposed Treasury Regulations (not yet in effect) a Portfolio will be able to elect to recognize as gain the excess, if any, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in such share ("mark to market gain"). Such gain will be included by a Portfolio as ordinary income and will not be subject to the Short-Short Gain Test; the Portfolio's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If a Portfolio makes such an election in the first taxable year it holds PFIC stock, it will not incur the tax described in the previous paragraph.

                 Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

                In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security and not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

                 If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be treated by the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

                 A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year.

                Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Qualification of Segregated Asset Accounts

                 A variable life insurance or annuity contract will not be treated as a life insurance contract or annuity, respectively, under the Code, if the segregated asset account upon which such contracts are based is not "adequately diversified." A segregated asset account will be "adequately diversified" if it satisfies one of two alternative tests set forth in the Treasury Regulations as of the end of each calendar quarter (or within 30 days thereafter). First, the Treasury Regulations provide that a segregated asset account will be adequately diversified if no more than 55% of the value of its total assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as adequately diversified if the diversification requirements under Subchapter M, as set forth above, are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract can also be considered adequately diversified if, instead of satisfying either of the above-noted tests, the segregated asset account, excluding
U.S. Treasury securities, satisfies the general diversification percentages noted above increased by the product of (a) .5 and (b) the percentage of value of the total assets of the segregated asset account represented by the Treasury securities. The affect of this special test is that a segregated asset account is treated as adequately diversified to the extent it holds securities issued by the U.S. Treasury.

                 For purposes of these diversification tests, a segregated asset account invested in shares of a regulated investment company will be entitled to "look-through" the shares of the regulated investment company to its pro rata portion of the assets of the regulated investment company based on its stock ownership in the company, provided that the shares of the regulated investment company are generally held only by insurance companies, certain fund managers, and trustees of qualified pension or retirement plans (a "Closed Fund").

                If the segregated asset account upon which a variable contract is based is not treated as "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance policy or annuity contract under the Code for all subsequent periods and (b) the holders of such policy or contract must include as ordinary income the "income on the contract" for each taxable year. The "income on the contract" is generally the excess of (a) the sum of the increase in net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year over (b) the premiums paid under the contract during the taxable year. In addition, it is also possible that if the Portfolio does not satisfy the requirements of a Closed Fund set forth above, the holders of the contracts and annuities, which invest in the Portfolio through the segregated asset account, will be treated as the owners of such shares and taxable with respect to distributions paid by the Portfolio, as described herein.

Portfolio Distributions

                 Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions are generally offset by deductible life insurance reserves and should therefore not be taxable to the Accounts. Contract or policy holders should consult the prospectuses of their respective contracts or policies concerning the tax treatment of the Accounts.

                         MANAGEMENT OF THE PORTFOLIOS

TRUSTEES AND OFFICERS OF THE TRUST

                 The Trustees and officers and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees and officers that are "interested persons" (as defined in the 1940 Act). Unless otherwise indicated below, the address of each officer is 125 W. 55th Street, New York, New York 10019.

TRUSTEES

FERGUS REID, III - Chairman of the Board of Trustees; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985. Address: 971 West Road, New Canaan, Connecticut 06840.

RICHARD E. TEN HAKEN - Former District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Finance and the Audit and Accounting Committees, Member of the Executive Committee and Vice President, New York State Teachers' Retirement System. Address: 4 Barnfield Road, Pittsford, New York 14534.

WILLIAM J. ARMSTRONG - Vice President and Treasurer, Ingersoll-Rand Company (Woodcliff Lake, New Jersey). Address: 49 Aspen Way, Upper Saddle River, New Jersey 07458.

JOHN R.H. BLUM - Partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture - State of Connecticut. Address: 1 John Street, Millerton, New York 12546.

JOSEPH J. HARKINS* - Retired; Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He has been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and Nationar. Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082

H. RICHARD VARTABEDIAN* - Retired; Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991; responsible for investment research, trading and portfolio management for commingled funds and high net worth individuals within the U.S. Employed by Chase in various investment oriented capacities since 1960, primarily as a senior portfolio manager for institutional, ERISA and high net worth portfolios. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, Maine 04576.

STUART W. CRAGIN, JR. - President, Fairfeild Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Canover Industries.

IRVING L. THODE - Retired, Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of their Latin American operations, and General Manager of their Data Services business.

OFFICERS

MARTIN R. DEAN* - Treasurer and Assistant Secretary of the Trust; Vice President, BYSYS Fund Group, Inc.

ANN BERGIN* - Secretary; Vice President, BYSYS Fund Group, Inc.; and Chief Compliance Officer and Secretary, Vista Broker-Dealer Services, Inc.

                 The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                 The Portfolios pay no direct remuneration to any officer of the Trust. As of March 1, 1995, the Trustees and officers as a group owned of record less than 1% of each Portfolio's outstanding shares, all of which were acquired for investment purposes.

ADVISER

                 The Adviser manages the assets of each Portfolio pursuant to Investment Advisory Agreements, dated as of August 23, 1994 for each of the Portfolios (the "Advisory Agreements"). Subject to such policies as the Board of Trustees may determine, Chase makes investment decisions for each Portfolio. Pursuant to the terms of the Advisory Agreements, the Adviser provides each Portfolio with such investment advice and supervision as it deems necessary for the proper supervision of each Portfolio's investments. The Adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of each Portfolio's assets shall be held uninvested. The Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Portfolios. The Advisory Agreement for each Portfolio will continue in effect from year to year with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

                 Pursuant to the terms of each of the Advisory Agreements, the Adviser is permitted to render services to others. Each Advisory Agreement is terminable without penalty by the Trust on behalf of each Portfolio on not more than 60 days, nor less than 30 days, written notice when authorized either by a majority vote of such Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days, nor less than 30 days, written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). Each Advisory Agreement provides that the Adviser under such Agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

                In consideration of the services provided by the Adviser pursuant to the Advisory Agreements, each Portfolio pays an investment advisory fee computed and paid monthly based on a rate equal to a specified percentage (.25% for the Money Market Portfolio; .50% for the Treasury
Income Portfolio; .60% for the Growth and Income Portfolio and the Capital Growth Portfolio; .55% for the Asset Allocation Portfolio; and .80% for the International Equity Portfolio) with respect to each Portfolio's average daily net assets, on an annualized basis for such Portfolio's then-current fiscal year. However, each Adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis.

ADMINISTRATOR

                 Chase will serve as administrator of the Portfolios.
Chase provides certain administrative services to the Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Portfolio's independent contractors and agents; preparation for signature by an officer of the Portfolios of all documents required to be filed for compliance by the Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The administrator does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

                 Under the administration agreement, Chase renders administrative services to others. The administration agreement will continue in effect from year to year with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the administration agreement or "interested persons" (as defined in the 1940 Act) of any such party. The administration agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolios, or by the Administrator on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The administration agreement also provides that Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the administration agreement.

                 In addition, the administration agreement provides that, in the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

                 In consideration of the services provided by Chase pursuant to the administration agreement, Chase receives from each Portfolio a fee computed and paid monthly at an annual rate equal to .05% of each of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year Chase may voluntarily waive a portion of the fees payable to it with respect to each Portfolio on a month-to-month basis.

SUB-ADMINISTRATION AGREEMENT

                 The Trust has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with Vista Broker-Dealer Services, Inc. ("VBDS"), pursuant to which VBDS provides certain administration services, including providing officers, clerical staff and office space. VBDS is a wholly-owned subsidiary of Concord Financial Group.

                The Sub-Administration Agreement is currently in effect until August 23, 1996, and will continue in effect thereafter with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Sub-Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party.
The Sub-Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by VBDS on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Sub-Administration Agreement also provides that neither VBDS nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Administration Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

                 In consideration of the sub-administration services provided by VBDS pursuant to the Sub-Administration Agreement, VBDS receives an annual fee, payable monthly, of .15% of the net assets of each Portfolio. VBDS may voluntarily waive a portion of the fees payable to it under the Sub-Administration Agreement with respect to each Portfolio on a month-to-month basis.

                            INDEPENDENT ACCOUNTANTS

                 Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, as independent accountants of the Portfolios, provides the Portfolios with audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

                 Mutual Fund Variable Annuity Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. Because certain Portfolios in the Trust are "non-diversified", more than 5% of any of the assets of any such Portfolio may be invested in the obligations of any single issuer, which may make the value of the shares in such a Portfolio more susceptible to certain risks than shares of a diversified mutual fund.

                 The Trust currently consists of six Portfolios of shares of beneficial interest without par value. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote separately, for example to approve investment advisory agreements or distribution plans, but shares of all series and classes vote together, to the extent required under the 1940 Act, in the election or selection of Trustees and independent accountants. To the extent required by applicable law, shares of the Portfolios held by Accounts will be voted at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Portfolios. Shares for which no instructions have been received will be voted in the same proportion as shares for which instructions have been received. The Trust does not hold regular meetings of shareholders.

                The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each Portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

                 The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                 The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                 The Board of Trustees has adopted a Code of Ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The Code of Ethics substantially conforms to the recommendations made by the Investment Company Institute ("ICI") (except where noted) and includes such provisions as:

                 o Prohibitions on investment personnel acquiring securities in initial offerings;
                 o A requirement that access persons obtain prior to acquiring securities in a private placement and that the officer granting such approval have no interest in the issuer making the private placement;
                 o A restriction on access persons executing transactions for securities on a recommended list until 14 days after distribution of that list;
                 o A prohibition on access persons acquiring securities that are pending execution by one of the Portfolios until 7 days after the transactions of the Portfolios are completed;
                 o A prohibition of any buy or sell transaction in a particular security in a 30-day period, except as may be permitted in certain hardship cases or exigent circumstances where prior approval is obtained. This provision differs slightly from the ICI recommendation;
                 o A requirement for pre-clearance of any buy or sell transaction in a particular security after 30 days, but within 60 days;
                 o A requirement that any gift exceeding $75.00 from a customer must be reported to the appropriate compliance officer;
                 o A requirement that access persons submit in writing any request to serve as a director or trustee of a publicly traded company;
                 o A requirement that all securities transactions in excess of $1,000 be pre-cleared, except that if a person has engaged in more than $10,000 of securities transactions in a calendar quarter all securities of such person require pre-clearance (this de minimus exception differs slightly from the ICI recommendations);
                 o A requirement that all access persons direct their broker-dealer to submit duplicate confirmation and customer statements to the appropriate compliance unit; and
                 o A requirement that all access persons sign a Code of Ethics acknowledgment, affirming that they have read and understood the Code and submit a personal security holdings report upon commencement of employment or status and a personal security transaction report within 10 days of each calendar quarter thereafter.

PRINCIPAL HOLDERS

                 As of August 31, 1995, 100% of each of the Portfolios were beneficially owned by Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company.

                                   APPENDIX A

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS


BOND RATINGS

                 Moody's Investors Service, Inc. _____ Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated
A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Moody's applies numerical modifiers "1," "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                 Standard & Poor's Corporation_- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than bonds in higher rated categories.

                 Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

                 Bonds rated Duff-1 are judged by Duff to be of the highest credit quality with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

                 Bonds rated TBW-1 are judged by Thomson BankWatch, Inc. to be of the highest credit quality with a very high degree of likelihood that principal and income will be paid on a timely basis.

Bonds rated TBW-2 offer a strong degree of safety regarding repayment. The relative degree of safety, however, is not as high as TBW-1.

COMMERCIAL PAPER RATINGS

                 Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1-Highest Quality; Prime 2-Higher Quality; Prime 3-High Quality.

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

                 Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess safety characteristics. Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                 The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

                 The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

                                     [LOGO]

                                 ANNUAL REPORT

                                AUGUST 31, 1995

                         [Vista Capital Advantage LOGO]
                       Mutual Fund Variable Annuity Trust


                 Vista Broker-Dealer Services, Inc., distributor
            This report must be accompanied or preceded by a current
                     prospectus for Vista Capital Advantage

[LOGO]
TABLE OF CONTENTS

Letter from the Chairman                         3

Performance & Commentary
        Growth and Income                        4
        Capital Growth                           4
        International Equity                     5
        Asset Allocation                         5
        U.S. Treasury Income                     6
        Money Market                             6

Portfolio of Investments
        Growth and Income                        7
        Capital Growth                           8
        International Equity                     9
        Asset Allocation                        10
        U.S. Treasury Income                    11
        Money Market                            11

Mutual Fund Variable Annuity Trust
        Statement of Assets & Liabilities       12
        Statement of Operations                 13
        Statement of Changes in Net Assets      14
        Selected Per Share Data and Ratios      15

Notes to Financial Statements                16-18

Report of Independent Accountants               19

INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY AND ARE NOT DEPOSITS OF, ENDORSED BY, OR GUARANTEED BY, CHASE. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                                                        page 3
                                                                        [LOGO]
                                                      LETTER FROM THE CHAIRMAN

DEAR INVESTOR:

We are very pleased to provide you with performance and financial information on the Mutual Fund Variable Annuity Trust portfolios that underlie your Vista Capital Advantage variable annuity for the period from inception on March 1, 1995, through August 31, 1995. Look for a similar update and performance report from Vista Investment Services every six months.

U.S. INVESTORS WATCH MARKETS CLIMB

The U.S. equity and bond markets enjoyed a sustained rally during the period under review as a result of moderate economic growth and a change in the Federal Reserve's monetary policy from tightening to easing. The yield curve shifted dramatically lower from early March to the end of August, providing profits for bond investors. Declining interest rates and solid corporate earnings results enabled the equity markets to push higher, with all the major U.S. stock indices posting double-digit gains.

OVERSEAS MARKETS BUOYED BY ECONOMIC REPORTS

The overseas stock and bond markets benefited from the general downward trend in global interest rates and the strength in the U.S. equity and fixed income markets. The European securities markets were buoyed by economic reports showing a combination of moderate inflation and sustained, albeit tepid growth and expectations of monetary easing. In April, the U.S. dollar started to reverse its long-term decline against the yen, which contributed heavily to a resurgence in the Japanese equity market. The Latin American markets bounced back strongly from their sharp correction earlier this year, while the smaller Asian markets held on to early gains to also finish higher.

The commentaries beginning on page 4 provide brief summaries on individual portfolio performance from each fund manager's perspective. Also included is performance since inception for each portfolio.

In summary, your variable annuity portfolio's performance benefited from the positive climate for the global financial markets in recent months. As always, however, we recommend that you take a long- term, disciplined approach to investing -- a strategy that we believe will help deliver the strong investment returns you seek.

Sincerely,

[signature of Fergus Reid]

Fergus Reid
Chairman
page 4
[LOGO]
PERFORMANCE & COMMENTARY

[begin text in box]

                           GROWTH & INCOME PORTFOLIO


                                   objective:
                             seeks long-term capital
                            appreciation and dividend
                           income through diversified
                           holdings of common stocks.

                          pursues a "contrary opinion"
                           approach, selecting common
                         stocks that are currently out
                            of favor with investors.

[end text in box]

The GROWTH & INCOME PORTFOLIO'S performance for the fiscal period ended August 31, 1995, was helped by the U.S. stock market's record-breaking climb. We also benefited from our sector weighting decisions, including an emphasis on cyclical issues, and timely stock selection. The Portfolio achieved a 14.80% total return for the period since its inception on March 1, 1995, through August 31, 1995.

Contributing to the market's overall strength during the period were two main factors: 1) the Federal Reserve's decision to reverse interest rate policy in July 1995; and 2) strong corporate earnings. The Portfolio's total return was enhanced by its investments in cyclical issues and emphasis on such sectors as basic industry, capital goods, transportation and technology. Some exposure to small-capitalization issues also benefited the Portfolio.

We expect the economy to slow this autumn but believe it will pick up its pace in late 1995. We will remain focused on cyclical issues, which we believe have the potential to outperform other sectors.

[begin text in shaded box]

VISTA INVESTMENT SERVICES IS PLEASED TO PROVIDE THE PERFORMANCE AND COMMENTARIES FOR THE SIX PORTFOLIOS THAT UNDERLIE THE VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY FOR THE PERIOD ENDED AUGUST 31, 1995. THE PERFORMANCE INFORMATION PROVIDED ON THE PORTFOLIOS INCLUDES TRUST EXPENSES, BUT DOES NOT INCLUDE INSURANCE COMPANY EXPENSES OR WITHDRAWAL CHARGES ASSOCIATED WITH YOUR
VARIABLE ANNUITY. TOTAL RETURNS ARE NOT ANNUALIZED SINCE THE PORTFOLIOS HAVE BEEN IN EXISTENCE FOR LESS THAN ONE YEAR. ALL DIVIDENDS ARE ASSUMED TO BE REINVESTED.

PLEASE NOTE THAT PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

[end text in shaded box]

The CAPITAL GROWTH PORTFOLIO benefited during the fiscal period ended August 31, 1995, as the U.S. stock market rallied in a conducive environment for equity investing. For the period under review, the Portfolio achieved a 19.00% total return.

A number of factors contributed to the stock market's strong showing. Initially, the market reacted positively as the economy continued to slow to a sustainable pace while inflation remained moderate. In late spring of this year, however, concerns began to surface that the anticipated "soft landing" for the economy might not occur, with market watchers fearing a possible recession. However, the stock market rebounded when the Federal Reserve decided to reverse its monetary policy and began lowering interest rates in an effort to revive the sluggish economy. Toward the end of August, signs of economic strength reappeared throughout the economy and a wave of solid earnings reports also lent support to stocks.

The Portfolio benefited during the period from participating in such sectors as basic industry, capital goods, transportation and technology, which all performed well. Timely stock selection and the Portfolio's small- and mid-capitalization orientation also added to the total return.

We expect the economy to gain strength in late 1995. We also expect the Fed to continue to ease interest rates to spark economic growth. Given this scenario, we plan to emphasize cyclical issues, which tend to benefit from a growing economy.

[begin text in box]

                            CAPITAL GROWTH PORTFOLIO

                                   objective:
                         seeks long-term capital growth
                          primarily through diversified
                           holdings in common stocks.

[end text in box]
                                                                        page 5
                                                                        [LOGO]
                                                      PERFORMANCE & COMMENTARY

The INTERNATIONAL EQUITY PORTFOLIO had a total return of 8.90% for the period ended August 31, 1995, as overseas equity markets posted strong gains in part due to declines in global interest rates and strength in the U.S. equity and fixed income markets.

[begin text in box]

                              INTERNATIONAL EQUITY
                                   PORTFOLIO

                                   objective:
                             seeks long-term growth
                            of capital and income by
                         investing in equity securities
                        of established foreign companies
                          and foreign subsidiaries of
                          U.S. companies participating
                           in foreign economies with
                             prospects for growth.

                     international investing is subject to
                       special risks, including currency
                        fluctuations and differences in
                       accounting and taxation standards
                           and political instability.

[end text in box]

The overseas stock and bond markets benefited from the general downward trend in global interest rates and the strength in the U.S. equity and fixed income markets. The European securities markets were buoyed by economic reports showing a combination of moderate inflation and tepid growth, and expectations of monetary easing. In April, the U.S. dollar started to reverse its long-term decline against the yen, which contributed heavily to a resurgence in the Japanese equity market. The Latin American markets bounced back strongly from their sharp correction earlier this year, while the smaller Asian markets held on to early gains to also finish higher.

In the near term, international equities remain vulnerable to a possible correction on Wall Street. However, based on the current global economic and interest rate environment, this would represent an opportunity to add to the Portfolio's holdings. Europe is entering a period of transition from export-led to domestically-driven economic growth, and we will take advantage of this theme. We believe Japanese equities are likely to track movements in the yen/dollar exchange until a definitive bailout package to address Japan's bad debt situation is announced. However, we anticipate that an agreement will come sooner rather than later. Finally, we are comfortable with our positions in the smaller Asian markets, as the macroeconomic fundamentals remain solid, and, in our opinion, fair valuations exist.

The ASSET ALLOCATION PORTFOLIO benefited from strong performances overall in the U.S. stock and bond markets during the fiscal year ended August 31, 1995, achieving a 10.40% total return.

March began with relative stability for the U.S. bond market. However, signs began to emerge that the pace of economic activity was beginning to slow and downturns were registered in some sectors, such as construction spending and retail sales. To spark economic activity, the Federal Reserve lowered the Federal funds rate by 25 basis points on July 6.

A number of factors contributed to the stock market's strong showing during the period. Initially, the market reacted positively as the economy continued to slow while inflation remained moderate. In late spring of this year, however, concerns began to surface that the anticipated "soft landing" for the economy might not occur, with market watchers fearing a possible recession. However, the stock market rebounded when the Federal Reserve decided to reverse its monetary policy and began lowering interest rates in an effort to revive the sluggish economy. Toward the end of the fiscal year, signs of economic strength reappeared throughout the economy and a wave of solid earnings reports also lent support to stocks.

Going forward, we expect corporate profits to grow but with less momentum as the economy contracts. We also believe that the economy will re-accelerate in the fourth quarter -- with or without a catalyst from the Fed.

[begin text in box]
                           ASSET ALLOCATION PORTFOLIO

                                   objective:
                        seeks a combination of long-term
                       capital growth and current income
                         by investing in common stocks,
                           convertible securities and
                            government and corporate
                           fixed-income obligations.
[end text in box]
page 6
[LOGO]
PERFORMANCE & COMMENTARY

The yield curve shifted dramatically lower during the period under review, which benefited U.S. bond market participants. For the fiscal year ended August 31, 1995, the U.S. TREASURY INCOME PORTFOLIO had a total return of 6.90%.

The fiscal year began with relative stability for the U.S. bond market. However, signs began to emerge that the pace of economic activity was beginning to slow and downturns were registered in some sectors, such as construction spending and retail sales. To spark economic activity, the Federal Reserve lowered the Federal funds rate by 25 basis points on July 6. This rate cut pushed the price of bonds higher.

Going forward, we expect corporate profits to grow but with less momentum as the economy contracts. We also believe that the economy will slow in the near term but then re-accelerate in the fourth quarter -- with or without assistance from the Fed.

[begin text in box]

                         U.S. TREASURY INCOME PORTFOLIO

                                   objective:
                          seeks current income as well
                         as preservation of investors'
                         principal by investing in debt
                      obligations backed by the full faith
                       and credit of the U.S. government.

                      shares of the portfolio are neither
                       insured nor guaranteed by the U.S.
                        government or any other entity.

[end text in box]

[begin text in box]
                             MONEY MARKET PORTFOLIO

                                   objective:
                           seeks to preserve capital and
                          maintain liquidity while offering
                          investors the opportunity for
                             maximum current income.

                        invests in obligations issued or
                            guaranteed by U.S. banks,
                         securities issued by the U.S.
                      government or its agencies, dollar-
                        denominated commercial paper and
                             obligations of foreign
                                  governments.

                         there is no assurance that the
                       underlying portfolio will maintain
                       an NAV of $1.00 per share, nor is
                        it insured or guaranteed by the
                                U.S. government.
[end text in box]

March began on a relatively stable note for the MONEY MARKET Portfolio, with declines in some rates, such as one-year Treasury bills. This decline occurred despite a 50 basis point increase in the Federal funds rate, to 6%, and a 50 basis point rise in the Fed's discount rate, to 5.25%, in February 1995.

A shift in investor psychology occurred at midyear as economic indicators began to show a possible slowing in the pace of activity. In some sectors, such as construction spending and retail sales, slight downturns were registered. Noting these developments, the Fed reduced the Federal funds rate by 25 basis points on July 6.

The Money Market Portfolio's 7-day current yield and total return as of August 31, 1995 was 5.30% and 2.79%, respectively.

Many market watchers contend that the Fed must ease interest rates again to prevent the economy from stalling. While the economy may slow in the near future, we expect it to gain momentum in the fourth quarter.

                                                                        page 7
                                                                        [LOGO]
                                                     GROWTH & INCOME PORTFOLIO
                                      Portfolio of Investments August 31, 1995

LONG-TERM INVESTMENTS                87.4%
COMMON STOCK                         82.7%

Issuer                              Shares        $ Value      $ Subtotal
------                              ------        -------      ----------
AEROSPACE                             3.4%
AlliedSignal, Inc.,                  1,900         84,312
United Technologies, Corp.           1,500        125,063         209,375
                                                                ---------
AIRLINES                              0.9%
AMR Corp.*                             800         56,400          56,400
                                                                ---------
AUTOMOTIVE                            1.8%
Chrysler Corp.                       1,217         65,566
Echlin, Inc.                         1,400         48,300         113,866
                                                                ---------
BANKING                               4.7%
Bank of New York Company, Inc.,      1,200         52,200
Citicorp                             1,600        106,200
First Bank System Inc.               1,500         68,438
NationsBank Corp.                    1,100         67,512         294,350
                                                                ---------
CHEMICALS                             2.7%
Air Products and Chemicals, Inc.,      700         37,538
duPont (EI) deNemours                2,000        130,750         168,288
                                                                ---------
COMPUTER SOFTWARE                     0.8%
General Motors Corp., Class E        1,100         51,286          51,286
                                                                ---------
COMPUTERS/COMPUTER HARDWARE           5.0%
Apple Computer Inc.                  1,100         47,300
Compaq Computer*                     2,900        138,475
SCI Systems, Inc.*                   1,200         37,200
Sun Microsystems, Inc.*              1,500         86,813         309,788
                                                                ---------
CONSTRUCTION MACHINERY                1.0%
Caterpillar Inc.                       900         60,413          60,413
                                                                ---------
CONSUMER PRODUCTS                     1.5%
Whirlpool Corp.                      1,700         92,650          92,650
                                                                ---------
ELECTRONICS                           8.0%
Eaton Corp.                          1,600         86,600
General Instrument Corp.*            3,400        124,100
General Motors Class H               3,500        139,562
Texas Instruments                    2,000        149,750         500,012
                                                                ---------
ENTERTAINMENT                         1.3%
Time Warner, Inc.                    1,900         80,038          80,038
                                                                ---------
ENVIORNMENTAL SERVICES                1.2%
BrowningFerris Industries, Inc.      2,300         77,338          77,338
                                                                ---------
FINANCIAL SERVICES                    1.6%
Federal National Mortgage Assoc.       600         57,225
Household International, Inc.          800         44,900         102,125
                                                                ---------
FOOD/BEVERAGE PRODUCTS                3.0%
IBP, Inc.                            1,700         83,725
PepsiCo., Inc.                       2,300        104,075         187,800
                                                                ---------
HEALTH CARE                           3.3%
Baxter International Inc.            1,500         58,500
Beverly Enterprises*                 5,200         68,900
Tenet Healthcare Corp. *             4,800         76,200         203,600
                                                                ---------
INSURANCE                             4.6%
American General Corp.               2,200         77,550
American International Group         1,050         84,656
Chubb Corp.                            500         45,625
Mid Ocean, Ltd.                      2,300         78,775         286,606
                                                                ---------
MANUFACTURING                         3.3%
Aluminum Company of America          1,100         62,838
Johnson Controls                     1,200         73,050
Varity Corp.*                        1,600         72,800         208,688
                                                                ---------
METALS/MINING                         2.1%
Inco, Ltd.,                          1,400         49,000
Phelps Dodge Corp.                   1,300         82,387         131,387
                                                                ---------
OIL & GAS                             7.6%
Amoco Corp.                          1,300         82,875
Halliburton Company                  1,900         80,513
Mobil Corp.                            500         47,625
Panhandle Eastern Corp.              3,100         77,500
Phillips Petroleum Co.               1,200         39,450
Smith International *                3,100         54,250
Williams Companies, Inc.             2,500         91,563         473,776
                                                                ---------
PAPER/FOREST PRODUCTS                 3.5%
Champion International Corp.         1,800        101,925
Willamette Industries                1,700        116,875         218,800
                                                                ---------
PHARMACEUTICALS                       0.7%
Upjohn Company                       1,000         42,375          42,375
                                                                ---------
PRINTING & PUBLISHING                 1.3%
Harcourt General, Inc.               2,000         83,250          83,250
                                                                ---------
RETAILING                             7.5%
American Stores                      2,500         73,437
Circuit City Stores, Inc.            1,500         51,750
DaytonHudson Corp.                   1,800        131,625
Kroger Co.*                          2,500         81,562
May Department Stores                3,100        131,363         469,737
                                                                ---------
SHIPPING/TRANSPORTATION               2.0%
CSX Corp.                            1,500        123,750         123,750
                                                                ---------
STEEL                                 1.4%
USX-US Steel Group, Inc.             2,600         85,150          85,150
                                                                ---------
TELECOMMUNICATIONS                    3.1%
A T & T Corp.,                       1,200         67,800
GTE Corp.                            1,500         54,937
U S West, Inc.                       1,700         73,950         196,687
                                                                ---------
UTILITIES                             5.4%
CMS Energy Corp.                     3,100         76,337
FPL Group Inc.                       3,300        128,287
Nipsco Industries Inc.,              1,600         52,400
Pinnacle West Capital Corp.          3,300         82,088         339,112
                                                                ---------
TOTAL COMMON STOCK
(COST $4,538,200)                                               5,166,647
                                                                ---------
CONVERTIBLE PREFERRED STOCK           2.4%
FINANCIAL SERVICES                    0.9%
St. Paul Capital Corp., 6.50%        1,000         55,375
PAPER/FOREST PRODUCTS                 1.5%
Intl.  Paper Capital Corp., 5.25%#   2,000         94,352
TOTAL CONVERTIBLE PREFERRED STOCK
(COST $150,000)                                                   149,727
                                                                ---------
                                  Principal
                                 Amount (USD)
                                -------------
CONVERTIBLE CORPORATE BONDS           2.3%
ELECTRONICS / ELECTRICAL
EQUIPMENT                             0.8%
Sanmina Corp. 5.50%,
due 8/15/02#                        50,000         50,991
MANUFACTURING                         0.8%
Waban Inc., 6.50%,
due 7/2/02                          50,000         49,250
RETAILING                             0.7%
Baker J. Inc., 7.00%,
due 6/1/02                          50,000         42,500
TOTAL CONVERTIBLE CORPORATE BONDS
(COST $148,699)                                                   142,741
                                                                ---------
TOTAL LONG-TERM INVESTMENTS
(COST $4,836,899)                                               5,459,115
                                                                ---------
SHORT-TERM INVESTMENTS               12.6%
COMMERCIAL PAPER
Household Finance Corp., 5.75%,
due 9/1/95 (Cost $788,000)         788,000        788,000         788,000
                                                                ---------

TOTAL INVESTMENTS
(COST $5,624,899)                   100.0%                      6,247,115
                                                                ---------

        # Security may only be sold to institutional buyers.
  *Non income producing securities. See NOTES TO FINANCIAL STATEMENTS.

page 8
[LOGO]
CAPITAL GROWTH PORTFOLIO
Portfolio of Investments August 31, 1995

LONG-TERM INVESTMENTS                92.8%
COMMON STOCK                         92.8%

Issuer                              Shares        $ Value      $ Subtotal
------                              ------        -------       ---------
BANKING                               5.0%
BayBanks, Inc.,                      1,500        120,375
Standard Federal Bancorporation      5,000        195,000         315,375
                                                                ---------

CHEMICALS                             3.3%
Arcadian Corp.*                      5,000         93,125
Material Sciences Corp.*             6,000        115,500         208,625
                                                                ---------

COMPUTER SOFTWARE                     4.0%
American Mgmt.Systems, Inc.*         3,500         89,250
Reynolds & Reynolds, Inc., Class A   5,300         170,262        259,512
                                                                ---------
COMPUTERS/COMPUTER HARDWARE           3.8%
Comdisco, Inc.                       5,700         173,850
On Technology Corp.*                 4,000          64,000        237,850
                                                                ---------
CONSTRUCTION MATERIALS                3.1%
Texas Industries Inc.                4,000         197,500        197,500
                                                                ---------
CONSUMER PRODUCTS                     6.6%
Danaher Corp.                        4,900         161,700
Lancaster Colony Corp.               3,000         104,250
Toro Co.                             5,000         149,375        415,325
                                                                ---------
ELECTRONICS / ELECTRICAL
EQUIPMENT                            11.2%
Integrated Device Technology, Inc.*  2,500         144,062
Microchip Technology, Inc.*          5,700         216,600
Pioneer Standard Electronics, Inc.   6,500         167,375
Recoton Corp.*                       9,000         177,750        705,787
                                                                ---------
FINANCIAL SERVICES                    3.2%
Green Tree Financial Corp.           1,500          87,375
Olympic Financing Ltd.*              5,000         114,375        201,750
                                                                ---------
FOOD/BEVERAGE PRODUCTS                3.5%
IBP, Inc.                            4,500         221,625        221,625
                                                                ---------
HEALTH CARE                           5.1%
FHP International Corp.*             6,000         148,500
HealthCare COMPARE *                 4,600         173,075        321,575
                                                                ---------
INSURANCE                             5.7%
Mid Ocean, Ltd.                      5,700         195,225
Reliastar Financial Corp.            4,300         163,400        358,625
                                                                ---------
MANUFACTURING                        13.9%
AGCO Corp.                           5,600         272,300
Elsag Bailey*                        4,000         121,500
Kennametal Inc.                      5,000         190,000
Modine Manufacturing Co.             4,500         136,125
NACCO Industries, Inc. Class A       2,800         161,000        880,925
                                                                ---------
OIL & GAS                             4.2%
Smith International *                9,000         157,500
Total Petroleum of North America    10,000         110,000        267,500
                                                                ---------
REAL ESTATE INVESTMENT TRUST          2.4%
Oasis Residential, Inc.              6,600         149,325        149,325
                                                                ---------
RETAILING                             2.8%
Caldor, Inc.*                        6,300          48,825
Ethan Allen Interiors, Inc.*         6,100         128,862        177,687
                                                                ---------
SHIPPING / TRANSPORTATION             7.6%
Consolidated Freightways             6,100         157,838
GATX Corp.                           3,300         170,363
Pittston Services Group              6,000         152,250        480,451
                                                                ---------
STEEL                                 2.3%
LTV Corp.*                           9,500         148,438        148,438
                                                                ---------
UTILITIES                             5.1%
CMS Energy Corp.                     6,000         147,750
Oklahoma Gas & Electric Co.          5,000         176,875        324,625
                                                                ---------
TOTAL LONG-TERM INVESTMENTS
(Cost $5,032,321)                                               5,872,500
                                                                ---------

                                  Principal
                                 Amount (USD)
                                -------------
SHORT-TERM INVESTMENTS                7.1%
COMMERCIAL PAPER
Household Finance Corp., 5.75%,
due 9/1/95 (Cost $448,000)                         448,000        448,000
                                                                ---------

TOTAL INVESTMENTS
(Cost $5,480,321)                     99.9%                     6,320,500
                                                                =========

      *Non-income producing securities. See NOTES TO FINANCIAL STATEMENTS.

                                                                        page 9
                                                                        [LOGO]
                                                INTERNATIONAL EQUITY PORTFOLIO
                                      Portfolio of Investments August 31, 1995

COMMON STOCK                         97.7%

Issuer                              Shares        $ Value      $ Subtotal
------                              ------        -------       ---------
AUSTRALIA                            1.5%
BANKING
Australia & New Zealand
Banking Grp. Ltd.                   20,000          81,336          81,336
                                                                 ---------
FINLAND                               2.0%
ELECTRICAL & ELECTRONIC EQUIPMENT
Nokia AB, Ser. A                       750          51,261
PAPER/FOREST PRODUCTS
Kymmene OY*                          2,080          61,131         112,392
                                                                 ---------
FRANCE                                6.0%
AUTOMOTIVE
Peugeot S.A.                            36           4,755
BROADCASTING & PUBLISHING
TV Francaise (TF1)                     470          47,656
CONSUMER PRODUCTS
SEITA                                1,550          54,823
FINANCIAL SERVICES
Cetelem Group*                         300          46,460
LEISURE
Salomon S.A.                           121          57,990
OIL & GAS
Total Cie Francaise Petroles, Ser. B   400          23,480
PHARMACEUTICALS
RousselUclaf                           200          31,924
RETAILING
Docks De France                        453          66,746         333,834
                                                                 ---------
GERMANY                               6.7%
AIRLINES
Lufthansa                              639          94,112
AUTOMOTIVE
Kiekert AG*                          1,000          52,066
BANKING
Commerzbank AG                         170          38,390
ELECTRICAL & ELECTRONIC EQUIPMENT
Siemens AG                             127          64,585
RETAILING
Asko Deutsche Kaufhaus AG               80          48,948
Karstadt AG                             96          42,502
UTILITIES
VEBA AG                                670          25,600        366,203
                                                                ---------
HONG KONG                             6.3%
CONGLOMERATE
Swire Pacific Ltd. Ser, A*           9,000          67,438
Jardine Matheson Holdings            7,000          50,400
DIVERSIFIED
Hutchison Whampoa                   15,000          72,282
REAL ESTATE
Hong Kong Land Holdings Ltd.        34,000          61,880
UTILITIES
China Light & Power Co.             13,000          63,819
Consolid. Elec. Power Asia Ltd.     13,600          28,024        343,843
                                                                ---------
ITALY                                 2.0%
COMPUTERS/COMPUTER HARDWARE
Olivetti Group*                     38,000          32,307
TELECOMMUNICATIONS
Telecom Italia Mobile SPA*          51,946          76,423        108,730
                                                                ---------
JAPAN                                30.8%
AUTOMOTIVE
Mazda Motor Corp.*                  44,000         182,565
Nissan Motor Co, Ltd.*              10,000          76,648
BANKING
Sanwa Bank Ltd.                      3,000          57,333
Yasuda Trust & Banking               7,000          45,498
ENGINEERING SERVICES
JGC Corp.                            6,000          71,129
ELECTRICAL & ELECTRONIC EQUIPMENT
Advantest Corp.                      2,000         114,870
Mitsubishi Electric Corp.           10,000          74,911
Murata Manuf.  Co., Ltd.             2,000          79,918
NEC Corp.                            7,000          91,568
Rohm Company                         2,000         121,615
Tokyo Electron Ltd.                  2,000          80,531
Toshiba Corp.                       10,000          72,151
Ushio Inc.                           7,000          79,407
MACHINERY & ENGINEERING EQUIPMENT
Hitachi Zosen Corp.                 47,000         220,952
Komori Corp.                         4,000          96,883
Makino Milling Machine*              8,000          59,683
PRINTING & PUBLISHING
Toppan Printing Co.                  6,000          82,167
TELECOMMUNICATIONS
Tamura Electric Works*               6,000          80,940      1,688,769
                                                                ---------
MALAYSIA                              6.0%
CONSTRUCTION MATERIALS
Sungei Way Holdings Bhd.            19,000          71,598
DIVERSIFIED
IOI Corporation Bhd.                47,000          58,031
Westmont Industries Bhd.            10,000          42,493
FINANCIAL SERVICES
Untd. Merchant Grp Bhd.             35,000          55,842
PACKAGING
Kian Joo Can Fact.Bhd.              23,000          98,656        326,620
                                                                ---------
NETHERLANDS                           4.6%
APPLIANCES & HOUSEHOLD DURABLES
Philips Gloeilampen                  1,910          85,647
BROADCASTING & PUBLISHING
Verenigde Nederlandse
Uitgevbedri Verigd Bezit (VNU)         359          42,514
CHEMICALS
Europn. Vinyls Corp. Intl. N.V.        832          35,336
FOOD/BEVERAGE PRODUCTS
Heineken NV                            315          47,619
PAPER/FOREST PRODUCTS
N V Koninklijke                      1,250          39,419       250,535
                                                               ---------
SPAIN                                 2.5%
BANKING
Banco De Santander                     508          20,778
STEEL
Acerinox S.A.                          514          65,411
UTILITIES
Iberdrola S.A.                       6,798          52,196       138,385
                                                               ---------
SWEDEN                                3.1%
AUTOMOTIVE
Autoliv AB*                          1,075          64,871
BIOTECHNOLOGY
Pharmacia AB, Series A                 597          16,297
MACHINERY & ENGINEERING
EQUIPMENT
Svedala Industri ABFree              1,572          43,344
RETAILING
Lindex AB*                           1,585          18,327
STEEL
AvestaSheffield                      2,480          26,300       169,139
                                                               ---------
SWITZERLAND                           4.5%
PHARMACEUTICALS
CibaGeigy AG, Class B                   30          21,251
CibaGeigy AG, Class R                   62          43,816
Roche Holding AG                        16         106,976
Sandoz AG,                             100          73,074       245,117
                                                               ---------
THAILAND                              5.6%
BANKING
Bangkok Metropolitan Bank
(Foreign)                           77,000          86,071
Krung Thai Bank Ltd.(Foreign),      24,000          92,935
METALS/MINING
Loxley Company Ltd (Foreign)         3,600          73,006
STEEL
Sahavira Steel Industry (Foreign)*  23,500          54,879      306,891
                                                              ---------
UNITED KINGDOM                       16.1%
AIRLINES
British Airways PLC                  4,000          26,395
AUTOMOTIVE
Cowie Group PLC                      6,333          29,135
BANKING
Bank of Ireland,                     8,300          47,570
HSBC Holdings PLC                    5,193          69,781
CHEMICALS
Albright & Wilson PLC*               5,226          15,300
COMPUTERS/COMPUTER HARDWARE
Amstrad PLC                          7,123          28,852
CONSUMER PRODUCTS
B.A.T. Industries PLC                4,102          32,024
Pentland Group PLC                  13,327          26,423
ELECTRICAL & ELECTRONIC EQUIPMENT
Electrocomponents PLC                1,494          14,811
General Electric Co. PLC             3,174          15,340
ENTERTAINMENT
Thorn EMI PLC                          671          15,357
HOTELS/OTHER LODGING
Greenalls Group PLC                  7,262          56,863
McKechnie Group PLC                 4,728           32,590
INSURANCE
General Accident PLC                 3,531          32,543
Ocean Group PLC                      5,708          29,355
Royal Ins. Holdings PLC             10,129          52,874
MANUFACTURING
Vickers PLC                          4,123          14,881
METALS/MINING
RJB Mining PLC                       9,084          57,551
OIL & GAS
Shell Transprt & Tradg PLC           1,000          11,393
PHARMACEUTICALS
Glaxo Wellcome PLC                   2,501          29,656
RETAILING
House of Fraser PLC                  6,510          13,765
Tesco PLC                           12,251          61,959
TELECOMMUNICATIONS
British Telecommunications PLC       2,423          15,182
UTILITIES
Anglian Water PLC                    6,448          54,434
National Power PLC                  14,559          52,770
South West Water PLC                 1,608          12,603
Thames Water PLC*                    4,085          34,201      883,608
                                                             ----------
TOTAL COMMON STOCK
(Cost $4,991,673)                                             5,355,402
                                                             ----------
                                 Principal
                                Amount (USD)
                               -------------
COMMERCIAL PAPER                      0.5%
UNITED STATES
Household Finance Corp., 5.75%,
due  9/1/95  (Cost $28,000)                         28,000       28,000
                                                              ---------


TOTAL INVESTMENTS
(COST $5,019,673)                    98.2%                    5,383,402
                                                              =========

      *Non-income producing securities. See NOTES TO FINANCIAL STATEMENTS.

page 10
[LOGO]
ASSET ALLOCATION PORTFOLIO
Portfolio of Investments August 31, 1995

LONG-TERM INVESTMENTS                81.0%
COMMON STOCK                         45.6%

Issuer                              Shares      $ Value        $ Subtotal
------                              ------      -------        ----------
AEROSPACE                            1.8%
Allied Signal, Inc.,                  900        39,938
United Technologies, Corp.            700        58,362            98,300
                                                                 --------
AIRLINES                             0.5%
AMR Corp.*                            400        28,200            28,200
                                                                 --------
AUTOMOTIVE                           1.0%
Chrysler Corp.                        609        32,810
Echlin, Inc.                          700        24,150            56,960
                                                                 --------
BANKING                              2.7%
Bank of New York Company, Inc.        600        26,100
Citicorp                              800        53,100
First Bank System Inc.                800        36,500
NationsBank Corp.                     500        30,687           146,387
                                                                 --------
CHEMICALS                            1.5%
Air Products and Chemicals, Inc.      300        16,087
duPont (EI) deNemours               1,000        65,375            81,462
                                                                 --------
COMPUTER SOFTWARE                    0.7%
General Motors Corp., Class E         800        37,300            37,300
                                                                 --------
COMPUTERS/COMPUTER HARDWARE          2.8%
Apple Computer Inc.                   500        21,500
Compaq Computer*                    1,400        66,850
SCI Systems, Inc.*                    600        18,600
Sun Microsystems, Inc.*               800        46,300           153,250
                                                                 --------
CONSTRUCTION MACHINERY               0.5%
Caterpillar Inc.                      400        26,850            26,850
                                                                 --------
CONSUMER PRODUCTS                    0.8%
Whirlpool Corp.                       800        43,600            43,600
                                                                 --------
ELECTRONICS                          4.4%
Eaton Corp.                           700        37,888
General Instrument Corp.*           1,700        62,050
General Motors Class H              1,700        67,787
Texas Instruments                   1,000        74,875           242,600
                                                                 --------
ENTERTAINMENT                        0.7%
Time Warner, Inc.                     900        37,913            37,913
                                                                 --------
ENVIRONMENTAL SERVICES               0.7%
Browning Ferris Industries, Inc.    1,100        36,987            36,987
                                                                 --------
FINANCIAL SERVICES                   0.8%
Federal National Mortgage Assoc.      300        28,612
Household International, Inc         .300        16,838            45,450
                                                                 --------
FOOD/BEVERAGE PRODUCTS               1.6%
IBP, Inc.                             800        39,400
PepsiCo., Inc.                      1,100        49,775            89,175
                                                                 --------
HEALTH CARE                          1.7%
Baxter International Inc.             700        27,300
Beverly Enterprises*                2,500        33,125
Tenet Healthcare Corp.*             2,300        36,512            96,937
                                                                 --------
INSURANCE                            2.6%
American General Corp               1,100        38,775
American International Group          600        48,375
Chubb Corp.                           200        18,250
Mid Ocean, Ltd.                     1,100        37,675           143,075
                                                                 --------
MANUFACTURING                        1.8%
Aluminum Company of America           500        28,562
Johnson Controls                      600        36,525
Varity Corp.*                         800        36,400           101,487
                                                                 --------
METALS/MINING                        1.1%
Inco, Ltd.                            700        24,500
Phelps Dodge Corp.                    600        38,025            62,525
                                                                 --------
OIL & GAS                            4.3%
Amoco Corp.                           600        38,250
Halliburton Company                 1,000        42,375
Mobil Corp.                           300        28,575
Panhandle Eastern Corp.             1,600        40,000
Phillips Petroleum Co.                500        16,438
Smith International*                1,500        26,250
Williams Companies, Inc.            1,200        43,950           235,838
                                                                 --------
PAPER/FOREST PRODUCTS                1.9%
Champion International Corp.          900        50,963
Willamette Industries                 800        55,000           105,963
                                                                 --------
PHARMACEUTICALS                      0.4%
Upjohn Company                        500        21,187            21,187
                                                                 --------
PRINTING & PUBLISHING                0.8%
Harcourt General, Inc.              1,000        41,625            41,625
                                                                 --------
RETAILING                            4.2%
American Stores                     1,100        32,313
Circuit City Stores, Inc.             800        27,600
DaytonHudson Corp.                    900        65,812
Kroger Co.*                         1,300        42,412
May Department Stores               1,500        63,563           231,700
                                                                 --------
SHIPPING/TRANSPORTATION              1.0%
CSX Corp.                             700        57,750            57,750
                                                                 --------
STEEL                                0.7%
US-US Steel Group, Inc.             1,200        39,300            39,300
                                                                 --------
TELECOMMUNICATIONS                   1.7%
A T & T Corp.                         500        28,250
GTE Corp.                             700        25,638
U S West, Inc.                        900        39,150            93,038
                                                                 --------
UTILITIES                            2.9%
CMS Energy Corp.                    1,400        34,475
FPL Group Inc.                      1,600        62,200
Nipsco Industries Inc.                800        26,200
Pinnacle West Capital Corp.         1,600        39,800           162,675
                                                                 --------
TOTAL COMMON STOCK
(Cost $2,211,044)                                               2,517,534
                                                                ---------
CONVERTIBLE PREFERRED STOCK         1.8%
FINANCIAL SERVICES
St. Paul Capital Corp., 6.50%      1,000         55,375
Paper/Forest Products
Intl. Paper Capital Corp., 5.25%#  1,000         47,176
                                               --------
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $100,000)                                                   102,551

U.S. GOVERNMENT &
AGENCY OBLIGATIONS                 26.5%
U.S Treas. Notes, 8.50%,
due 2/15/20                                     500,000           600,470
U.S Treas. Notes, 6.00%,
due 9/31/97                                     350,000           350,931
                                                                 --------
                                                                  951,401
                                                                 --------
Fed. Home Loan Bank, 7.54%,
 due 2/13/98                                    500,000           516,170
                                                                 --------
TOTAL U.S. GOVERNMENT &
 AGENCY OBLIGATIONS (Cost $1,441,976)                           1,467,571
                                                                ---------
CONVERTIBLE CORPORATE DEBT           3.6%
Electronic / Electrical Equipment
Sanmina Corp., 5.50%,
due 8/15/02 #                                    50,000            50,992
Manufacturing
Integrated Device Technology,
5.50% due 6/1/02                                 50,000            59,835
Waban Inc., 6.50%,
due 7/2/02                                       50,000            49,250
Retailing
Baker J. Inc., 7.00%,
due 6/1/02                                       50,000            42,500
                                                                 --------
TOTAL CONVERTIBLE CORPORATE DEBT
(Cost $198,699)                                                   202,577
                                                                 --------
ASSET BACKED SECURITIES             3.5%
MBNA Corp.,Master Credit Card
Trust, Ser. 1995C, C  (Cost $199,566)           200,000           195,500

                                                                 --------
TOTAL LONG TERM INVESTMENTS
(Cost $4,151,285)                                               4,485,733
                                                                ---------

SHORT-TERM INVESTMENTS             25.4%
COMMERCIAL PAPER
Household Finance Corp.,
5.75%, due 9/1/95
(Cost $1,412,000)                              1,412,000        1,412,000
                                                                ---------

TOTAL INVESTMENTS
(Cost $5,563,285)                 106.4%                        5,897,733
                                                                =========

                # Security may only be sold to institutional buyers.
        *Non income producing securities. See NOTES TO FINANCIAL STATEMENTS.

                                                                      page 11
                                                                       [LOGO]
U.S. TREASURY INCOME PORTFOLIO
Portfolio of Investments August 31, 1995

LONG-TERM INVESTMENTS                87.7%

                                                               Principal
Issuer                                                          Amount $     $ Value
------                                                         ----------    -------
U.S. TREASURY OBLIGATIONS                                        26.5%
U.S. Treasury Notes                   6.500%, due 05/15/05     300,000       303,798
                                      6.500%, due 08/15/05     300,000       304,593
U.S. Treasury Bond                    8.500%, due 02/15/20     680,000       816,639
                                                                           ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,431,595)                          1,425,030
                                                                           ---------
U.S. GOVERNMENT AGENCY &
AGENCY SPONSORED OBLIGATIONS                                     28.6%
Federal Farm Credit Bank              7.510%, due 02/13/98     500,000       516,060
Federal Home Loan Bank                7.540%, due 02/13/98     500,000       516,170
Student Loan Marketing Association    7.000%, due 03/03/98     500,000       510,310
                                                                           ---------
TOTAL U.S. GOVERNMENT AGENCY &
AGENCY SPONSORED OBLIGATIONS (Cost $1,511,044)                             1,542,540
                                                                           ---------
COLLATERALIZED MORTGAGE OBLIGATIONS                              32.6%
Government National Mortgage Association
Collateralized Mortgage Obligations
(Cost $1,669,186)                     6.500%, due 03/15/24   1,835,148     1,758,861
                                                                           ---------
TOTAL LONG-TERM INVESTMENTS (Cost $4,611,825)                              4,726,431
                                                                           ---------
SHORT-TERM INVESTMENTS                                           17.6%
U.S. TREASURY OBLIGATIONS                                         6.4%
U.S. Treasury Bills                   5.320%, due 11/24/95     100,000        98,758
                                      5.400%, due 09/21/95      37,000        36,890
                                      5.380%, due 11/24/95     210,000       207,364
                                                                           ---------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $343,012)                              343,012
                                                                           ---------
U.S. GOVERNMENT AGENCY &
AGENCY SPONSORED OBLIGATIONS                                     11.2%
Federal Farm Credit Bank Discount Notes,
                                      5.650%, due 09/13/95     105,000       104,803
Federal Farm Credit Bank Discount Notes,
                                      5.600%, due 09/18/95     500,000       498,678
                                                                           ---------
TOTAL SHORT-TERM U.S. GOVERNMENT AGENCY &
AGENCY SPONSORED OBLIGATIONS (Cost $603,481)                                 603,481
                                                                           ---------
TOTAL SHORT-TERM INVESTMENTS (Cost $946,493)                                 946,493
                                                                           ---------
TOTAL INVESTMENTS (Cost $5,558,318)                             105.3%     5,672,924
                                                                           =========


MONEY MARKET PORTFOLIO
Portfolio of Investments August 31, 1995




                                                               Principal
Issuer                                                          Amount $     $ Value
------                                                         ----------    -------
U.S. GOVERNMENT AGENCY &
AGENCY SPONSORED OBLIGATIONS                                     41.7%
Fed. Home Loan Bank, Discount Note    5.670%, due 09/01/95     960,000       960,000
Fed. Home Loan Mortgage Corp.,FRN     6.110%, due 09/01/95   1,000,000     1,000,000
Student Loan Marketing Assoc., FRN    5.650%, due 09/05/95     300,000       299,597
                                                                           ---------
TOTAL U. S. GOVERNMENT AGENCY &
AGENCY SPONSORED OBLIGATIONS (Cost $2,259,597)                             2,259,597
                                                                           ---------

COMMERCIAL PAPER                                                 53.4%
American Express Credit Corp.         5.730%, due 09/20/95     250,000       249,244
Associates Corp. of North America     5.730%, due 09/25/95     250,000       249,045
Broadway Capital Corp.#               5.780%, due 09/13/95     200,000       199,615
Ciesco, LP                            5.720%, due 10/06/95     255,000       253,582
Corporate Asset Funding, Co. Inc.     5.730%, due 09/01/95     230,000       230,000
C.I.T. Group Holdings Inc.            5.720%, due 09/22/95     265,000       264,116
Ford Motor Credit Corp.               5.730%, due 09/18/95     250,000       249,323
General Electric Capital Corp.        5.730%, due 09/18/95     250,000       249,323
Norwest Financial Inc.                5.730%, due 09/28/95     250,000       248,926
Orix America Inc.#                    5.770%, due 11/01/95     250,000       247,556
Orix America Inc.#                    5.820%, due 10/02/95     210,000       208,948
Questar Corp.                         5.750%, due 09/20/95     250,000       249,241
                                                                           ---------
TOTAL COMMERCIAL PAPER (Cost $2,898,919)                                   2,898,919
                                                                           ---------

CORPORATE FLOATING RATE DEMAND NOTE                               4.6%
Avco Financial Services Inc.
(Cost $249,970)                       6.030%, due 09/01/95     250,000       249,970
                                                                           ---------
TOTAL INVESTMENTS (Cost $5,408,486)                              99.7%     5,408,486
                                                                           =========

 # Security may only be sold to institutional buyers.
   See NOTES TO FINANCIAL STATEMENTS.
  FRN = Floating Rate Notes: The maturity date shown is the next interest reset date and the interest rate shown is the rate in effect at August 31, 1995.

page 12
[LOGO]
STATEMENT OF ASSETS & LIABILITIES

August 31, 1995


                                                                                                                  U.S.
                                                              Growth      Capital        Intl.       Asset    Treasury        Money
                                                            & Income       Growth       Equity  Allocation      Income       Market
                                                           Portfolio    Portfolio    Portfolio   Portfolio   Portfolio    Portfolio
                                                           ---------   ----------   ---------   ----------   ---------    ---------
ASSETS:
Investment securities, at value (Note 1)                 $6,247,115   $6,320,500    $5,383,402  $5,897,733   $5,672,924  $5,408,486
Cash                                                            331          627            --         144          285       3,614
Foreign currency (Cost $47,639)                                  --           --        47,639          --           --          --
Receivable for open forward foreign currency contracts           --           --        31,138          --           --          --
Receivable for investment securities sold                        --           --        74,570          --           --          --
Dividends and interest receivable                            18,955        5,060         9,120      15,732       40,355      20,749
Receivable from VBDS                                             --           --            --          --           --       4,000
Receivable for shares of beneficial interest sold                --       22,500            --          --           --          --
                                                         ----------   ----------    ----------  ----------   ----------  ----------

TOTAL ASSETS                                              6,266,401    6,348,687     5,545,869   5,913,609    5,713,564   5,436,849
                                                         ==========   ==========    ==========  ==========   ==========  ==========
LIABILITIES:
Payable for investment securities purchased                      --           --        24,033     350,933      304,978          --
Payable for shares of beneficial interest redeemed               --           13            --          --          352          11
Payable for open forward foreign currency contracts              --           --        20,689          --           --          --
Accrued liabilities:
Custodian fees                                                7,036        7,309         1,916       6,138        3,015       3,753
Other accrued expenses                                       12,749       12,788        17,685      10,804       15,301      10,733
                                                         ==========   ==========    ==========  ==========   ==========  ==========

TOTAL LIABILITIES                                            19,785       20,110        64,323     367,875      323,646      14,497
                                                         ==========   ==========    ==========  ==========   ==========  ==========
NET ASSETS:
Paid in capital                                           5,492,080    5,358,282     5,037,491   5,027,087    5,043,204   5,422,218
Accumulated undistributed net investment income              59,617       29,126        48,292     102,855      162,500          --
Accumulated undistributed net realized gain on
   investment transactions                                   72,703      100,990        21,585      81,344       69,608         134
Net unrealized appreciation/depreciation of
   investments and forward foreign currency contracts       622,216      840,179       374,178     334,448      114,606          --
                                                         ----------   ----------    ----------  ----------   ----------  ----------
NET ASSETS APPLICABLE TO INVESTORS'
BENEFICIAL INTERESTS                                     $6,246,616   $6,328,577    $5,481,546  $5,545,734   $5,389,918  $5,422,352
                                                         ==========   ==========    ==========  ==========   ==========  ==========
Shares of beneficial interest outstanding
(no par value; unlimited number of shares authorized)       544,279      531,755       503,559     502,538      504,033   5,422,211

Net asset value, redemption price per share and
maximum offer price per share                                $11.48        11.90         10.89       11.04        10.69        1.00

Cost of Investments                                      $5,624,899   $5,480,321    $5,019,67   $5,563,285   $5,558,318  $5,408,486

 SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       page 13
                                                                        [LOGO]
                                                       STATEMENT OF OPERATIONS

            MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1995

                                                                                                                  U.S.
                                                             Growth      Capital        Intl.        Asset    Treasury        Money
                                                           & Income       Growth       Equity   Allocation      Income       Market
                                                          Portfolio    Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                                                          ---------    ---------    ---------   ----------  ----------    ---------

INVESTMENT INCOME (Note 1):
Interest                                                    $29,737      $13,633      $32,678      $98,569    $183,503     $155,585
Dividends                                                    54,887       40,914       60,413       26,907          --           --
Foreign taxes withheld                                           --        (156)     (13,098)           --          --           --
                                                          ---------    ---------    ---------   ----------  ----------    ---------
TOTAL INVESTMENT INCOME                                      84,624       54,391       79,993      125,476     183,502      155,585
                                                          =========    =========    =========   ==========  ==========    =========

EXPENSES:
Administration fees (Note 2)                                  1,389        1,403        1,319        1,331       1,313        1,294
Advisory fees (Note 2)                                       16,671       16,843       21,099       14,637      13,126        6,468
Custodian fees                                               11,114       11,229        5,014       10,645       4,501        6,348
Sub-administration fees (Note 2)                              4,168        4,211        3,956        3,991       3,938        3,880
Professional fees                                            10,501       10,505        9,351       10,492      10,489       10,436
Accounting fees                                                  --           --       32,589           --          --           --
Trustee fees                                                    167          168          152          160         158          155
Registration fees                                               504          504          501          504         504          504
Miscellaneous expense                                         5,570        5,708        2,928        2,221       8,560        2,144
                                                          ---------    ---------    ---------   ----------  ----------    ---------
TOTAL EXPENSES                                               50,084       50,571       76,909       43,981      42,589       31,229
                                                          =========    =========    =========   ==========  ==========    =========

Less fees waived by the Advisor, Administrator & Sub-
Administrator                                                22,228       22,457       26,374       19,959      18,377       11,642
Less expenses borne by VBDS (Note 2)                          2,849        2,849       21,524        1,401       3,210        5,358
                                                          ---------    ---------    ---------   ----------  ----------    ---------
NET EXPENSES                                                 25,007       25,265       29,011       22,621      21,002       14,229
                                                          =========    =========    =========   ==========  ==========    =========
NET INVESTMENT INCOME                                        59,617       29,126       50,982      102,855     162,500      141,356
                                                          =========    =========    =========   ==========  ==========    =========
REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments                                                  72,703      100,990       21,585       81,344      69,608          134
Foreign currency transactions                                    --           --      (2,690)           --         --            --
CHANGE IN NET UNREALIZED APPRECIATION/
DEPRECIATION ON:
Investments                                                 622,216      840,179      363,729       334,448    114,606           --
Foreign currency contracts and foreign
     currency translation                                        --           --       10,449            --         --           --
                                                          ---------    ---------    ---------    ----------  ----------   ---------
Net realized and unrealized gain (loss)                     694,919      941,169      393,073       415,792    184,214          134
                                                          =========    =========    =========   ==========  ==========    =========

Net increase in net assets resulting from operations       $754,536     $970,295     $444,055      $518,647   $346,714     $141,490
                                                          =========    =========    =========   ==========  ==========    =========


SEE NOTES TO FINANCIAL STATEMENTS.

page 14
[LOGO]
STATEMENT OF CHANGES IN NET ASSETS

MARCH 1, 1995  (COMMENCEMENT OF OPERATIONS)  THROUGH AUGUST 31, 1995


                                                                                                                U.S.
                                                             Growth      Capital       Intl.       Asset      Treasury        Money
                                                           & Income       Growth      Equity   Allocation       Income       Market
                                                          Portfolio    Portfolio   Portfolio    Portfolio    Portfolio    Portfolio
                                                          ---------    ---------   ---------   ----------   ----------   ----------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income                                       $59,617      $29,126    $50,982      $203,855     $162,500     $141,356
Net realized gain (loss) on investments
 and foreign currency transactions                           72,703      100,990     18,895        81,344       69,608          134
Change in net unrealized appreciation/depreciation on
investments and foreign currency translations               622,216      840,279    374,178       334,448      114,606           --
                                                         ----------   ----------  ---------    ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                   754,536      970,179    444,055       518,647      346,714      141,490
                                                         ==========   ==========  =========    ==========   ==========   ==========
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment Income:                                           --           --         --            --           --    (141,490)
                                                         ----------   ----------  ---------    ----------   ----------   ----------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
Proceeds from shares sold                                 5,493,551    5,359,497  5,037,711     5,027,177    5,043,986    5,295,109
Reinvestment of dividends                                        --           --         --            --           --      141.356
Payments for shares redeemed                                (1,471)      (1,215)      (220)          (90)        (782)     (14,247)
                                                         ----------   ----------  ---------    ----------   ----------   ----------
NET INCREASE FROM TRANSACTIONS
IN INVESTORS' BENEFICIAL INTERESTS                        5,492,080    4,358,282  5,037,491     5,027,087    5,043,204    5,422,218
                                                         ==========   ==========  =========    ==========   ==========   ==========
NET INCREASE IN NET ASSETS                                6,246,616    6,328,282  5,481,546     5,545,734    5,386,918    5,422,352

NET ASSETS:
Beginning of period                                              --           --         --            --            --          --
                                                         ==========   ========== ==========    ==========    ==========  ==========
END OF PERIOD                                            $6,246,616   $6,328,577 $5,481,546    $5,545,734    $5,386,918  $5,422,352
                                                         ==========   ========== ==========    ==========    ==========  ==========

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        page 15
                                                                        [LOGO]

                                SELECTED PER SHARE DATA AND RATIOS
                    FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING MARCH 1, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 1995


                                                                                                   U.S.
                                             Growth      Capital       Intl.        Asset      Treasury        Money
                                           & Income       Growth      Equity   Allocation        Income       Market
                                          Portfolio    Portfolio   Portfolio    Portfolio     Portfolio    Portfolio
                                          ---------    ---------   ---------   ----------    ----------    ---------

PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period         $10.00       $10.00      $10,00      $10.00        $10.00        $1.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.110        0.055       0.101       0.205         0.322        0.028
Net Gains or Losses in Securities
   (both realized and unrealized)             1.370        1.845       0.789       0.835         0.368           --
                                             ------       ------      ------      ------        ------        -----
TOTAL FROM INVESTMENT OPERATIONS              1.480        1.900       0.890       1.040         0.690        0.028
                                             ------       ------      ------      ------        ------        -----

LESS:
Dividends from net investment income             --           --          --          --            --        0.028
                                             ------       ------      ------      ------        ------        -----

NET ASSET VALUE, END OF PERIOD               $11.48       $11.90      $10.89      $11.04        $10.69        $1.00
                                             ------       ------      ------      ------        ------        -----

TOTAL RETURN                                 14.80%       19.00%       8.90%      10.40%         6.90%        2.79%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000 omitted)      $6,247       $6,329      $5,482      $5,546        $5,390       $5,422
RATIOS TO AVERAGE NET ASSETS:#
RATIO OF EXPENSES                             0.09%        0.90%       1.09%       0.85%         0.80%        0.55%

RATIO OF NET INVESTMENT INCOME                2.14%        1.04%       1.92%       3.86%         6.19%        5.46%

RATIO OF EXPENSES WITHOUT WAIVERS AND
ASSUMPTION OF EXPENSES                        1.80%        1.80%       2.90%       1.65%         1.62%        1.21%

RATIO OF NET INVESTMENT INCOME WITHOUT
WAIVERS AND ASSUMPTION OF EXPENSES            1.24%        0.14%       0.11%       3.06%         5.37%        4.80%

PORTFOLIO TURNOVER RATE                         32%          28%         75%         45%           46%          --



      SEE NOTES TO FINANCIAL STATEMENTS. #SHORT PERIODS HAVE BEEN ANNUALIZED page 16
[LOGO]
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Mutual Fund
     Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with the variable annuity contracts. The Trust issues six separate series of shares
     (the "Portfolio(s)") each of which represents a separately managed portfolio of securities with its own investment objectives. The portfolios are the Growth and Income Portfolio ("GIP"), Capital
     Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Treasury Income Portfolio ("USTIP"), and Money Market Portfolio ("MMP").

     THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

     A. Valuation of Investments Equity securities are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value , based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Security Transactions and Investment Income Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     C. Repurchase agreements It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities. All collateral is held by the Trust's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

     D. Foreign Currency Translations The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar last quoted by a major bank, on the following basis:

        (a) Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

        (b) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

             Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     E. Forward Foreign Currency Exchange Contracts A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

     F. Federal Income Tax Status It is the Trust's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

                                                                         page 17
                                                                         [LOGO]
                                                  NOTES TO FINANCIAL STATEMENTS

     G. Dividends and Distributions to Shareholders The Portfolios record dividends and distributions to shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. The reclassification made for IEP is as follows: accumulated undistributed net investment income was decreased by $2,690 and an offsetting increase was made to accumulated undistributed net realized gain (loss) on investment transactions. The difference arises due to different book and tax treatments for net realized gains (losses) on foreign currency transactions. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     H. Expenses Direct expenses of a Portfolio are charged to the respective Portfolio and Trust expenses are allocated on the basis of relative net assets or on another reasonable basis.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     A.  Investment Advisory Fees  The Chase Manhattan Bank,
         N.A. ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation (see Note 7.), is the Portfolios' investment adviser (the "Adviser") and custodian. The Adviser manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Treasury Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. For the period ended August 31, 1995, the Adviser voluntarily waived all or a portion of its fees as outlined in Note 2D below.

     B. Administration Fee Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. For the period ended August 31, 1995, the Administrator voluntarily waived all or a portion of its fees as outlined in Note 2D below.

     C. Sub-Administration fees Pursuant to a Sub-administration Agreement, Vista Broker-Dealer Services, Inc. ("VBDS" or the "Sub-administrator"), an indirect wholly-owned subsidiary of BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net asssets of each Portfolio. For the period ended August 31, 1995, the Sub-administrator voluntarily waived all or a portion of its fees as outlined in Note 2D below.

     D. Waivers of fees For the period ended August 31, 1995, the Administrator, Advisor, and Sub-administrator voluntarily waived fees and the Sub-administrator assumed expenses for the Portfolios as follows:

[begin table in box]

                                                                                  U.S.
                             Growth     Capital        Intl.        Asset     Treasury         Money
                           & Income      Growth       Equity   Allocation       Income        Market
                          Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                          ---------   ---------    ---------    ---------    ---------     ---------
Administration              $ 1,389     $ 1,403      $ 1,319      $ 1,331      $ 1,313       $ 1,294
Advisory                     16,671      16,843       21,099       14,637       13,126         6,468
Sub-administration            4,168       4,211        3,956        3,991        3,938         3,880
                            -------     -------      -------      -------      -------       -------

TOTAL WAIVERS               $22,228     $22,457      $26,374      $19,959      $18,377       $11,642
                            -------     -------      -------      -------      -------       -------
ASSUMED EXPENSES             $2,849      $2,849      $21,524       $1,401       $3,210        $5,358
                            -------     -------      -------      -------      -------       -------

[end table in box]

     E. Other Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only the custody services. Compensation for such services from Chase are presented in the Statement of Operations as custodian fees.

         During the year ended August 31, 1995, the Trust adopted an unfunded noncontributory defined benefit pension plan covering all indepedent directors of the Trust who have served as an independent director of the Trust or any of the other Vista funds for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Management has determined that the accrual for prior service costs is not material.

page 18
[LOGO]
NOTES TO FINANCIAL STATEMENTS

3.  INVESTMENT TRANSACTIONS Purchases and Sales of Investments
    (excluding short-term investments) were as follows:

[begin table in box]

                                                                                   U.S.
                              Growth     Capital        Intl.        Asset     Treasury
                            & Income      Growth       Equity   Allocation       Income
                           Portfolio   Portfolio    Portfolio    Portfolio    Portfolio
                           ---------   ---------    ---------    ---------    ---------
Purchases (excluding
U.S. Government)          $6,117,155   $6,223,998   $7,612,892   $3,350,177          --
Sales (excluding
U.S. Government)           1,350,457    1,292,666    2,642,804      676,537          --
Purchases of U.S. Govt.           --           --           --    2,255,199  $6,663,535
Sales of U.S. Govt.               --           --           --      854,928   2,064,859

[end table in box]

4. FEDERAL INCOME TAX MATTERS For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at August 31,1995 are as follows:

-------------------------------------------------------------------------------------------------------
                                                                                   U.S.
                              Growth     Capital        Intl.        Asset     Treasury         Money
                            & Income      Growth       Equity   Allocation       Income        Market
                           Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                           ---------   ---------    ---------    ---------    ---------     ---------
Aggregate Cost            $5,624,899  $5,480,321   $5,019,673   $5,563,285   $5,558,318    $5,408,486
Gross Unrealized
Appreciation                $652,494    $980,054     $468,334     $361,162     $122,976            --
Gross Unrealized
Depreciation                (30,278)   (139,875)    (104,605)     (26,714)      (8,370)            --
                          ----------  ----------   ----------   ----------   ----------    ----------

NET UNREALIZED
APPRECIATION
(DEPRECIATION)              $622,216    $840,179     $363,729     $334,448     $114,606            --
                          ==========  ==========   ==========   ==========   ==========    ==========
--------------------------------------------------------------------------------------------------------


5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST Transactions in shares of beneficial interest for the period March 1, 1995* through August 31, 1995, were as follows:

[begin table in box]

                                                                                      U.S.
                                  Growth     Capital        Intl.        Asset     Treasury         Money
                                & Income      Growth       Equity   Allocation       Income        Market
                               Portfolio   Portfolio    Portfolio    Portfolio    Portfolio     Portfolio
                               ---------   ---------    ---------    ---------    ---------     ---------
Shares sold                     544,409     531,860      503,579      502,546      504,106      5,295,101
Shares issued in re-
investment of distributions         --           --           --           --           --        141,356
Shares redeemed                   (130)       (105)         (20)          (8)         (73)       (14,246)
                                -------     -------      -------      -------      -------      ---------
Net increase (decrease)
in Trust shares                 544,279    531,755       503,559      502,538      504,033      5,422,211

Outstandiang shares at:
Beginning of period                  --         --            --           --           --             --
                                -------    -------       -------      -------      -------      ---------
END OF PERIOD                   544,279    531,755       503,559      502,538      504,033      5,422,211
                                =======    =======       =======      =======      =======      =========

[end table in box]

* Commencement of operations.




6.  OPEN FORWARD FOREIGN CURRENCY CONTRACTS
    The following forward foreign currency contracts were held by the International Equity Portfolio at August 31, 1995:

[begin table in box]



                                                                            Net
                 Delivery                                Market      Unrealized
             Value (Local         Cost    Settlmnt.       Value     Gain (Loss)
                Currency)          USD        Date          USD             USD
                --------           ---        ----          ---             ---

PURCHASES
JPY            17,354,000     $198,547     9/20/95     $177,858       ($20,689)
                              --------                 --------
SALES
GDM               470,000      322,072    10/17/95      320,553           1.519
GDM               135,000       92,289    10/26/95       92,289               0
JPY            17,354,000      199,334     9/20/95      177,858          21,476
JPY            15,000,000      158,865    10/17/95      154,350           4,515
JPY            15,000,000      157,978    10/17/95      154,350           3,628
                              --------                 --------
                              $930,538                 $899,400
                              --------                 --------

[end table in box]

GDM -- German Deutschemark
JPY -- Japanese yen
USD -- United States dollar

7. OTHER On August 27, 1995, the Chase Manhattan Corporation and Chemical Banking Corporation announced an agreement in principle to merge subject to the shareholder approval of the respective corporations. Shareholder vote on the agreement is expected to occur in the first quarter of 1996.

                                                                       page 19
                                                                        [LOGO]
                                             REPORT OF INDEPENDENT ACCOUNTANTS

---------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF MUTUAL FUND VARIABLE ANNUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Growth and Income Portfolio, Capital Growth Portfolio, International Equity Portfolio, Asset Allocation Portfolio, U.S. Treasury Income Portfolio and Money Market Portfolio (separate portfolios constituting Mutual
Fund Variable Annuity Trust, hereafter referred to as the "Trust") at August 31, 1995, and the results of each of their operations, the changes in each of their net assets and the selected per share data and ratios for a share of beneficial interest outstanding for the period March 1, 1995 (commencement of operations) through August 31,
1995, in conformity with generally accepted accounting principles.
These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August
31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

October 13, 1995




----------------------------------------------------------------------------

[LOGO]








(C) The Chase Manhattan Bank, 1995                     Vista Investment Services
A-7036-CRT                                                           F-7036(CMB)
                                                                      VCA-2 1195

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                           PART C.  OTHER INFORMATION


ITEM 24.  Financial Statements and Exhibits

                 List all financial statements and exhibits filed as part of the Registration Statement for the Vista Funds of Mutual Fund Variable Annuity Trust filed herein as part of this post-effective amendment.

                 (a)  Financial statements:

                      In Part A:  None.

                      In Part B: Audited financial statements and reports thereon for the fiscal period March 1, 1995 thrugh August 31, 1995.

                      In Part C:  None.

                 (b)  Exhibits:

Exhibit
Number
-------
1        Declaration of Trust. (1)
2        By-laws. (1)
3        None.
4        Specimen share certificate. (5)
5        Form of Investment Advisory Agreement. (2)
6        None.
7        None.
8        Form of Custodian Agreement. (2)
9(a)     Form of Transfer Agency Agreement. (3)
9(b)     Form of Administration Agreement. (2)
9(c)     Form of Sub-Administration Agreement. (2)
10       Opinion and Consent of Counsel as to Legality of Securities Being Registered. (2)
11(a)    Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel (4)
11(b)    Consent of Price Waterhouse LLP (4)
12       None.
13       None.
14       None.
15       None.
16       Schedule for Computation of Performance Quotation. (N/A)
17       Financial Data Schedule (4)
18.      None.
----------------------------

(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-81712) as filed with the Securities and Exchange Commission on July 18, 1994.
(2) Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 22, 1994.
(3) Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 29, 1995.
(4)      Filed herein.
(5)      To be filed by Amendment.



ITEM 25.  Persons Controlled by or Under Common
          Control with Registrant

          Not applicable

ITEM 26.  Number of Holders of Securities

                                                            Number of Record
                                                             Holders as of
       Title of Series                                     November 30, 1995
       ---------------                                     -----------------
International Equity Portfolio                                    1
Capital Growth Portfolio                                          1
Growth and Income Portfolio                                       1
Asset Allocation Portfolio                                        1
Treasury Income Portfolio                                         1
Money Market Portfolio                                            1

ITEM 27.  Indemnification

         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and
(iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28.  Business and Other Connections of Investment Adviser

         The Chase Manhattan Bank, N.A. (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

         To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                                             Principal Occupation or Other
                                        Position with                        Employment of a Substantial
Name                                    the Adviser                          Nature During Past Two Years
----                                    -------------                        -----------------------------
Thomas G. Labrecque                     Chairman of the Board, Chief         Chairman, Chief Executive Officer and a
                                        Executive Officer and Director       Director of The Chase Manhattan
                                                                             Corporation and a Director of Alumax, Inc.
                                                                             and Pfizer Inc.

Richard J. Boyle                        Vice Chairman of the Board and       Vice Chairman of the Board and a Director
                                        Director                             of The Chase Manhattan Corporation and
                                                                             Trustee of Prudential Realty Trust

M. Anthony Burns                        Director                             Chairman of the Board, President and Chief Executive
                                                                             Officer of Ryder System, Inc.; Director of J.C.
                                                                             Penney and Pfizer Inc.

Joan Ganz Cooney                        Director                             Chairman of the Executive Committee of the
                                                                             Board of Trustees, formerly Chief
                                                                             Executive Officer of the Children's
                                                                             Television Workshop, and a Director of
                                                                             each of Johnson & Johnson, Metropolitan
                                                                             Life Insurance Company and Xerox
                                                                             Corporation

Edward S. Finkelstein                   Director                             Chairman and President of Finkelstein
                                                                             Associates, Inc.; Retired Chairman and
                                                                             Chief Executive Officer and Director of
                                                                             R.H. Macy & Co., Inc. and a Director of
                                                                             Time Warner Inc.

H. Laurance Fuller                      Director                             Chairman, President, Chief Executive
                                                                             Officer and Director of Amoco Corporation
                                                                             and Director of Abbott Laboratories

Paul W. MacAvoy                         Director                             Dean of Yale School of Organization and
                                                                             Management; Director of Alumax Inc.,
                                                                             American Cyanamid Company and Lafarge
                                                                             Corporation

David T. McLaughlin                     Director                             President and Chief Executive Officer of
                                                                             The Aspen Institute; Director of each of
                                                                             Atlantic Richfield Company, Partner Real
                                                                             Estate Holdings Ltd. and Westinghouse
                                                                             Electric Corporation

Edmund T. Pratt, Jr.                    Director                             Chairman Emeritus, formerly Chairman and
                                                                             Chief Executive Officer, of Pfizer Inc.
                                                                             and a Director of each of Pfizer Inc.,
                                                                             Celgene Corp., General Motors Corporation,
                                                                             International Paper Company and Minerals
                                                                             Technologies Inc.

Henry B. Schacht                        Director                             Chairman and Chief Executive Officer of
                                                                             Cummins Engine Company, Inc. and a
                                                                             Director of each of American Telephone and
                                                                             Telegraph Company and CBS Inc.

Jairo A. Estrada                        Director                             Chairman of the Board and Chief Executive
                                                                             Officer of Garden Way Incorporated and
                                                                             Director of Rochester Telephone Company

Donald H. Trautlein                     Director                             Retired Chairman and Chief Executive
                                                                             Officer of Bethlehem Steel
                                                                             Corporation and Director of Data
                                                                             General Corporation and Phoenix
                                                                             Real Estate Corporation

Kay R. Whitmore                         Director                             Former Chairman of the Board,
                                                                             President and Chief Executive
                                                                             Officer and Director of Eastman
                                                                             Kodak Company

David T. Kearns                         Director                             Senior University Fellow, Harvard
                                                                             University; Retired Chairman and
                                                                             Chief Executive Officer of the
                                                                             Xerox Corporation; Director of
                                                                             Ryder System, Inc. and Time
                                                                             Warner Inc.

ITEM 29.  Principal Underwriters

                 (a)  Not Applicable.

                 (b)  Not Applicable.

                 (c)  Not Applicable.


ITEM 30.  Location of Accounts and Records

          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

         Name                                                                Address
         ----                                                                -------
State Street Bank & Trust Company                                   1 Heritage Drive
                                                                             Quincey, Mass 02171

The Chase Manhattan Bank, N.A.                                      1211 Avenue of the Americas
(investment adviser and custodian)                                           New York, NY 10036

Chase Lincoln First Bank, N.A.                                      One Lincoln First Square
 (administrator)                                                             Rochester, NY 14363

Vista Broker-Dealer Services, Inc. a wholly-owned                   125 West 55th Street
subsidiary of BISYS Fund Services, Inc. (sub-administrator)                  New York, NY 10022

ITEM 31.  Management Services

          Not applicable


ITEM 32.  Undertakings

          Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that this Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 20th day of December, 1995.

                                               MUTUAL FUND VARIABLE
                                               ANNUITY TRUST



                                               By /s/ H. Richard Vartabedian
                                                  -----------------------------
                                                      H. Richard Vartabedian
                                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Fergus Reid, III                       Chairman and Trustee     December 20, 1995
-------------------------------
    Fergus Reid, III

/s/ William J. Armstrong                   Trustee                  December 20, 1995
-------------------------------
    William J. Armstrong

/s/ John R.H. Blum                         Trustee                  December 20, 1995
-------------------------------
    John R.H. Blum

/s/ Joseph J. Harkins                      Trustee                  December 20, 1995
-------------------------------
    Joseph J. Harkins

/s/ Richard E. Ten Haken                   Trustee                  December 20, 1995
-------------------------------
    Richard E. Ten Haken

/s/ H. Richard Vartebedian                 Trustee                  December 20, 1995
-------------------------------
    H. Richard Vartebedian

/s/ Irv Thode                              Trustee                  December 20, 1995
-------------------------------
    Irv Thode

/s/ Stuart W. Cragin, Jr.                  Trustee                  December 20, 1995
-------------------------------
    Stuart W. Cragin

/s/ Martin R. Dean                         Treasurer and            December 20, 1995
-------------------------------            Principal Financial
    Martin R. Dean                         Officer

*By:
    ---------------------------
         Attorney-in-Fact

                                 EXHIBIT INDEX




Exhibit
Number
-------
11(a)            Consent of Kramer, Levin, Naftalis, Nessen, Kamin & Frankel

11(b)            Consent of Price Waterhouse LLP